As filed with the Securities and Exchange
                          Commission on August 10, 2006

                            Registration No. 33-____________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                        Pre-Effective Amendment No. [__]

                        Post-Effective Amendment No. [__]

                  AllianceBernstein Large Cap Growth Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

               Registrant's Telephone Number, including Area Code:
                                 (800) 221-5672

                                 MARK R. MANLEY
                             AllianceBernstein L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

                          Copies of Communications to:
                              Patricia A. Poglinco
                               Seward & Kissel LLP
                             One Battery Park Plaza
                            New York, New York 10004

Title of Securities Being Registered:

Class A, Class K, Class I and Advisor Class.

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on September 11, 2006 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

[LOGO]

         ALLIANCEBERNSTEIN INSTITUTIONAL FUNDS, INC. - ALLIANCEBERNSTEIN
                       PREMIER GROWTH INSTITUTIONAL FUND

                           1345 Avenue of the Americas
                            New York, New York 10105
                             Toll Free (800)221-5672

Dear Shareholders:

     The Board of Directors (the "Directors") of AllianceBernstein Institutional Funds, Inc. ("AIF") is pleased to invite the shareholders of AllianceBernstein Premier Growth Institutional Fund ("PGIF"), a series of AIF, to a Special Meeting of Shareholders of PGIF (the "Meeting") to be held on Tuesday, November 7, 2006. At this Meeting, we are asking shareholders of PGIF to approve the acquisition of the assets and liabilities of PGIF by AllianceBernstein Large Cap Growth Fund, Inc. ("LCGF"). (LCGF and PGIF are each a "Fund" and collectively, the "Funds.")

     The proposed acquisition is described in more detail in the attached combined Prospectus/Proxy Statement.

     LCGF is the larger counterpart of PGIF with the same core investment strategies and similar investment policies. We anticipate that the proposed acquisition will result in benefits to the shareholders of PGIF as is discussed more fully in the Prospectus/Proxy Statement.

     The Directors of PGIF have given careful consideration to the proposed acquisition and have concluded that the acquisition is in the best interests of the Fund and its shareholders. The Directors unanimously recommend that you vote "for" the proposed acquisition of PGIF by LCGF.

     If the acquisition of PGIF by LCGF is approved by shareholders of PGIF, shareholders of Class I and Class II, if any, of PGIF who are in retirement and deferred compensation plans (the "Plans") will receive Class I and Class K shares of LCGF, respectively, having an aggregate net asset value ("NAV") equal to the aggregate NAV of the shareholder's shares in PGIF. Shareholders of Class I and Class II of PGIF who are not in the Plans will receive Advisor Class and Class A shares of LCGF, respectively, having an aggregate NAV equal to the aggregate NAV of the shareholder's shares in PGIF. PGIF would then cease operations. Shareholders of PGIF will not be assessed any sales charges or other fees in connection with the proposed acquisition.

     We welcome your attendance at the November 7, 2006 Meeting. If you are unable to attend, we encourage you to vote promptly by proxy. The Altman Group, Inc. (the "Proxy Solicitor"), a proxy solicitation firm, has been selected to assist in the proxy solicitation process. If we have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from the Proxy Solicitor to remind you to vote by proxy. No matter how many shares you own, your vote is important.

Sincerely,

Marc O. Mayer
President
September [__], 2006

               AllianceBernstein Premier Growth Institutional Fund

              1345 Avenue of the Americas, New York, New York 10105

                   NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
                         SCHEDULED FOR NOVEMBER 7, 2006

To the shareholders of AllianceBernstein Premier Growth Institutional Fund ("PGIF"), a series of AllianceBernstein Institutional Funds, Inc. ("AIF"), a Maryland corporation:

     Notice is hereby given that a Special Meeting of the Shareholders (the "Meeting") of PGIF will be held at 1345 Avenue of the Americas, 41st Floor, New York, New York 10105 on Tuesday, November 7, 2006 at 2:00 p.m., Eastern Time, to consider and vote on the following Proposal, which is more fully described in the accompanying Prospectus/Proxy Statement dated September [__], 2006:

     1. To approve an Agreement and Plan of Acquisition and Liquidation (the "Acquisition Plan") among AIF, on behalf of PGIF, AllianceBernstein Large Cap Growth Fund, Inc. ("LCGF") and AllianceBernstein L.P., providing for the acquisition by LCGF of all of the assets and assumption of all of the liabilities of PGIF in exchange for shares of LCGF. A vote in favor of this proposal by the shareholders of PGIF also will constitute a vote in favor of termination of its registration under the Investment Company Act of 1940.

     2. To transact any other business as may properly come before the Meeting and any adjournments thereof.

     Any shareholder of record of PGIF at the close of business on September 1, 2006 (the "Record Date") is entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Proxies are being solicited on behalf of the Board of the Fund. Each shareholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed Proxy Card, or to submit voting instructions by telephone at [_________] or through the Internet as described on the enclosed Proxy Card.

                                            By Order of the Board of Directors,

                                            Marc O. Mayer
                                            President

New York, New York
September [__], 2006

                             YOUR VOTE IS IMPORTANT

     Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may by telephone or through the Internet authorize a proxy to vote your shares. To do so, please follow the instructions on the enclosed Proxy Card. Your vote is very important no matter how many shares you own. In order to save any additional costs of further proxy solicitation and to allow the Meeting to be held as scheduled, please complete, date, sign and return your Proxy Card promptly.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner AllianceBernstein L.P.

                           PROSPECTUS/PROXY STATEMENT

         Acquisition of the Assets and Assumption of the Liabilities of

         ALLIANCEBERNSTEIN INSTITUTIONAL FUNDS, INC. - ALLIANCEBERNSTEIN
                       PREMIER GROWTH INSTITUTIONAL FUND

                       By, and in Exchange for Shares of,

                  ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND, INC.

                              September [__], 2006


                                TABLE OF CONTENTS

Questions and Answers.........................................................

Proposal - Approval of an Agreement and Plan of Acquisition
           and Liquidation among LCGF, PGIF and the Adviser...................

Summary.......................................................................
      Comparison of the Fees..................................................
      Comparison of Investment Advisory Fees..................................
      Comparison of Investment Objectives and Policies........................
      Principal Risks.........................................................
      Federal Income Tax Consequences.........................................
      Comparison of Distribution and Purchase Procedures......................
      Comparison of Business Structures.......................................
Information about the Proposed Transaction....................................
      Introduction............................................................
      Description of the Acquisition Plan.....................................
      Reasons for the Acquisition.............................................
      Description of Securities to be Issued..................................
      Dividend and Other Distributions........................................
      Surrender of PGIF Stock Certificates....................................
      Federal Income Tax Consequences.........................................
      Capitalization Information..............................................
Information about the Funds...................................................
      Management of the Funds.................................................
      Advisory Agreement and Fees.............................................
      Distributor.............................................................
      Other Service Providers.................................................
Voting Information............................................................
Legal Matters.................................................................
Experts.......................................................................
Financial Highlights..........................................................
Appendix A - Fee Table........................................................
Appendix B - Comparison of Investment Objectives and Policies.................
Appendix C - Description of Principal Risks of the Funds......................
Appendix D - Other Information................................................
Appendix E - Form of Agreement and Plan of Acquisition and
             Liquidation among AllianceBernstein Large Cap
             Growth Fund, Inc., AllianceBernstein Premier Growth
             Institutional Fund, Inc. and AllianceBernstein L.P...............
Appendix F - Fund Performance.................................................
Appendix G - Capitalization...................................................
Appendix H - Share Ownership Information......................................
Appendix I - Certain Information Applicable to Class A, Clas K,
             Class I and  Advisor Class Shares of LCGF........................
Appendix J - Legal Proceedings................................................
Appendix K - Financial Highlights.............................................

                              QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the proposed acquisition and of the information contained in this Prospectus/Proxy Statement. Please review the full Prospectus/Proxy Statement prior to casting your vote.

1. What is this document and why did we send this document to you?

This is a combined Prospectus/Proxy Statement that provides you with information about the proposed acquisition (the "Acquisition") of the assets and liabilities of AllianceBernstein Premier Growth Institutional Fund ("PGIF"), a series of AllianceBernstein Institutional Funds, Inc. ("AIF"), by AllianceBernstein Large Cap Growth Fund, Inc. ("LCGF"). (LCGF and PGIF are each a "Fund" and collectively, the "Funds.") This document also solicits votes of the shareholders of PGIF on the Acquisition by requesting that PGIF shareholders approve an Agreement and Plan of Acquisition and Liquidation dated as of August 4, 2006, among LCGF, PGIF and AllianceBernstein L.P. (the "Adviser") (the "Acquisition Plan").

On August 3, 2006, the Directors of AIF and LCGF approved and declared advisable the Acquisition of PGIF by LCGF and directed that the Acquisition be submitted to the shareholders for approval at a Special Meeting of Shareholders to be held on November 7, 2006 (the "Meeting"). Shareholders of PGIF are receiving this Prospectus/Proxy Statement because they own shares of PGIF. Each shareholder of record of PGIF as of the close of business on the record date has the right under applicable legal and regulatory requirements to vote on the Acquisition. The Acquisition will not occur unless it is approved by PGIF shareholders. This Prospectus/Proxy Statement contains the information shareholders of PGIF should know before voting on the proposed Acquisition of PGIF by LCGF.

Shareholders may contact a Fund at [1-800-221-5672] or write to a Fund at 1345 Avenue of the Americas, New York, NY 10105.

2. Who is eligible to vote on the Acquisition?

Shareholders of record at the close of business on September 1, 2006 (the "Record Date") are entitled to notice of and to vote at the Meeting or any adjournment of the Meeting. If you owned PGIF's shares on the Record Date, you have the right to vote even if you later sold your shares.

Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign and return a Proxy Card but do not fill in a vote, your shares will be voted "FOR" the Acquisition. If any other business properly comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

3. How will the Acquisition work?

The Acquisition Plan provides for (i) the transfer of all the assets of PGIF to LCGF, (ii) the assumption by LCGF of all the liabilities of PGIF and the subsequent redemption of shares of PGIF, (iii) the issuance to PGIF's shareholders of shares of LCGF, equal in aggregate net asset value ("NAV") to the NAV of their former PGIF shares and (iv) the termination of PGIF.

Both of PGIF and LCGF are open-end funds with different classes of shares. As a shareholder of PGIF, you will receive shares of a class of LCGF corresponding to the class of shares you now own as follows:

     For shareholders of PGIF who are in retirement and deferred compensation plans (the "Plans"):

     - Class I shareholders of PGIF will become shareholders of LCGF holding Class I shares having the same aggregate NAV as the shares of PGIF held before the Acquisition; and

     - Class II shareholders of PGIF, if any, will become shareholders of LCGF holding Class K shares having the same aggregate NAV as the shares of PGIF held before the Acquisition.

     For shareholders of PGIF who are in not in the Plans:

     - Class I shareholders of PGIF will become shareholders of LCGF holding Advisor Class shares having the same aggregate NAV as the shares of PGIF held before the Acquisition; and

     - Class II shareholders of PGIF will become shareholders of LCGF holding Class A shares having the same aggregate NAV as the shares of PGIF held before the Acquisition.

Shareholders of PGIF will not be assessed any sales charges or other fees in connection with the proposed Acquisition. The Acquisition will not occur unless it is approved by the shareholders of PGIF.

4. Why is the Acquisition being proposed?

Based on the recommendation of the Adviser, the Board of Directors of AIF (the "Board") concluded that participation by PGIF in the proposed Acquisition is in the best interests of PGIF and its shareholders. The Board also concluded that the proposed Acquisition would not dilute shareholders' economic interests. In reaching this conclusion, the Board considered, among other things, the closely similar investment objectives and investment policies of the Funds, expense benefits for shareholders of PGIF expected to result from the Acquisition, the costs of the Acquisition, and the tax-free nature of the Acquisition.

5. When will the Acquisition take place?

If the shareholders of PGIF approve the Acquisition by LCGF on November 7, 2006, then the Acquisition is expected to take place late in the last quarter of this year or early in 2007.

6. Where may I find additional information regarding the Funds?

Additional information about the Funds is available in the Statement of Additional Information ("SAI") dated August 9, 2006 that has been filed with the Securities and Exchange Commission ("SEC") in connection with this Prospectus/Proxy Statement. The SAI and each Fund's Annual Report to Shareholders, which contain audited financial statements for PGIF's and LCGF's fiscal year, are incorporated by reference into this Prospectus/Proxy Statement. In addition, the Semi-Annual Report for LCGF and PGIF for the six months ended January 31, 2006 and April 30, 2006, respectively, and the Prospectus for LCGF and PGIF dated November 1, 2005 (as amended December 30, 2005) and March 1, 2006, respectively, are also incorporated by reference into this Prospectus/Proxy Statement. To request a copy of any of these documents, please call AllianceBernstein Investments, Inc. at (800)227-4618.

All of this information is in documents filed with the SEC. You may view or obtain these documents from the SEC:

In Person:               at the SEC's Public Reference Room in Washington, DC

By Phone:                1-202-551-8090 (for information on the operations of
                         the Public Reference Room only)

By Mail: Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102 (duplicating fee required)

By Electronic Mail:      publicinfo@sec.gov (duplicating fee required)

On the Internet:         www.sec.gov

Additional copies of the annual reports, as well as the SAI, for a Fund are available upon request without charge by writing to the address or calling the telephone number listed below.

By Mail:                 AllianceBernstein Investor Services, Inc.
                         P.O. Box 786003
                         San Antonio, TX 78278-6003

By Phone:                For Information: 1-800-221-5672
                         For Literature: 1-800-227-4618

Other Important Things to Note:

     o    You may lose money by investing in the Funds.

     o The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

                                    PROPOSAL
        APPROVAL OF AN AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION
                       AMONG LCGF, PGIF AND THE ADVISER

     On August 3, 2006, the Board of Directors of AIF declared advisable and voted to approve the Acquisition Plan and the Acquisition, subject to the approval of the shareholders of PGIF. The Acquisition will involve the transfer by PGIF of all of its assets to LCGF and the assumption by LCGF of all of the liabilities of PGIF in exchange for shares of LCGF having a value in the aggregate equal to the net assets of PGIF. Following the transfer of assets, shares of LCGF will be distributed to shareholders of PGIF. After the transfer of shares, PGIF will be terminated.

     Each PGIF shareholder will receive the number of full and fractional shares of LCGF having an aggregate NAV that, on the effective date of the Acquisition, is equal to the aggregate NAV of the shareholder's shares of PGIF. Shareholders of PGIF will recognize no gain or loss. If approved by the shareholders of PGIF, the Acquisition is expected to occur late in the last quarter of this year or early in 2007.

     The Acquisition requires shareholder approval. The shareholders of PGIF must approve the Acquisition of the assets and liabilities of PGIF by LCGF. Approval of the Acquisition requires the affirmative vote of a "majority of the outstanding voting securities" of PGIF, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of a Fund means the vote of the lesser of: (i) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

     A quorum for the transaction of business by the shareholders of PGIF at the Meeting will consist of the presence in person or by proxy of the holders of one-third of the shares of PGIF entitled to vote at the Meeting.

     The Board of Directors of AIF concluded that participation by the Fund in the proposed Acquisition is in the best interests of the Fund and its shareholders. The Board of Directors also concluded that the proposed Acquisition would not dilute shareholders' economic interests. In reaching this conclusion, the Board of Directors considered, among other things, the similar investment strategies of the Funds, expense benefits for shareholders expected to result from the Acquisition, the cost thereof, and the tax-free nature of the acquisition by LCGF of the assets and liabilities of PGIF. For a more complete discussion of the factors considered by the Board of Directors in approving the Acquisition, see "Reasons for the Acquisition" in Information About the Proposed Transaction.

                                     SUMMARY

     The following summary highlights differences between LCGF and PGIF. This summary is not complete and does not contain all of the information that you should consider before voting on the Acquisition. For more complete information, please read this entire document. Note that certain information is presented as of January 31, 2006. At the August 1-3, 2006 Regular Board Meetings referred to below, the Adviser represented to the Board that, if the information was updated, it would not differ in any material respect.

Comparison of the Fees

     The expenses of the PGIF shares are currently subject to the waivers that cap the expenses of Class I shares at .90% and Class II shares at 1.20%. As shown below, for PGIF Class I shares, the expense ratio of the combined Fund would be .88%, which is essentially the same as the waived expense ratio of ..90%. The Adviser does not intend to continue the waiver if the Acquisition is not approved. Therefore, the Acquisition would in effect result in a significant reduction in expenses for the combined Fund from the current, actual operating expense ratio of each Class of shares of PGIF before waiver except PGIF Class II retail shares, for which the reduction is modest, approximately 0.04%. The following table illustrates the expected reduction in expenses, before waiver, for PGIF Class I shares, which is the largest class (approximately 90% of PGIF's assets).

---------------------------------------------------------------------------------------------
                                                      Total Annual
                                   Net Assets         Expense Ratio             Total Annual
                                 (as of June 30,       After Waiver              Expense Ratio
                                      2006)          (as of January 31, 2006)   Before Waiver
---------------------------------------------------------------------------------------------
PGIF - Class I Shares            $ 75.9 million                .90%                 1.26%
---------------------------------------------------------------------------------------------
Combined Fund - Class I Shares   $ 88.6 million                .88%
---------------------------------------------------------------------------------------------

As the table indicates, the before waiver expenses of the PGIF Class I shares would be reduced by 0.38%. The Fee Table, attached hereto as Appendix A, describes the fees and expense of each Fund as of January 31, 2006 and includes pro forma expenses for the combined Fund assuming that the Acquisition is approved by shareholders of PGIF.

Comparison of Investment Advisory Fees

     The advisory fee rate schedule for each of PGIF and LCGF are identical, but LCGF's effective advisory fee rate is lower than that of PGIF because of its much larger size. The effective advisory fee rates for the Funds, as of January 31, 2006, are as follows:

     ---------------------------------------------------------------------------
                                   Effective                 Projected
                               Advisory Fee Rates            Reduction
     ---------------------------------------------------------------------------
         PGIF                         .75%                      .03%
     ---------------------------------------------------------------------------
         LCGF                         .72%                       --
     ---------------------------------------------------------------------------
     Combined Fund                    .72%                       --
     ---------------------------------------------------------------------------

The advisory fee rates expected after the Acquisition would be slightly lower for PGIF, but the same for LCGF.

Comparison of Investment Objectives and Policies

     The investment objectives and strategies of the Funds are substantially the same. LCGF is a fund of significantly larger size and scale that employs the same investment strategy as PGIF. The following table shows the investment objective and principal investment strategies of each Fund:

--------------------------------------------------------------------------------
            Investment Objective        Principal Investment Strategies
--------------------------------------------------------------------------------
LCGF   LCGF's investment objective is   Under normal circumstances, LCGF will
       long-term growth of capital.     invest at least 80% of its net assets in
                                        common stocks of large-capitalization
                                        companies.
--------------------------------------------------------------------------------
PGIF   PGIF's investment objective is   PGIF normally invests at least 80% of
       long-term growth of capital by   its total assets in the equity
       investing predominantly in       securities of U.S. companies. Unlike
       equity securities of a limited   most equity funds, the Fund focuses on a
       number of large-carefully        relatively small number of intensively
       selected, high-quality U.S.      researched companies.
       companies that are judged
       likely to achieve superior
       earnings growth.
--------------------------------------------------------------------------------

Each Fund invests primarily in the equity securities of a limited number of large, intensively researched, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Furthermore, the Funds are subject to similar investment policies with few differences in their investment styles. For example, PGIF may invest up to 20% of its total assets in equity securities of non-U.S. companies whereas LCGF normally does not invest in equity securities of non-U.S. companies.

     Because the Funds pursue similar investment objectives, have largely similar investment strategies and the same portfolio management team and hold substantially similar securities, the proposed Acquisition will not result in significant portfolio turnover or transaction expenses due to the disposal of securities that are incompatible with the investment objective and strategies of LCGF. A more detailed comparison of the investment strategies and policies of the Funds is provided in Appendix B. You can find additional information on the Funds in the SAI.

Principal Risks

Each Fund is subject to market risk, management risk and focused portfolio risk. In addition, PGIF is subject to foreign risk and currency risk because of its investments in non-U.S. securities. A description of each of these risks is provided in Appendix C.

Federal Income Tax Consequences

     No gain or loss will be recognized by PGIF or its shareholders as a result of the Acquisition. The aggregate tax basis of the shares of LCGF received by a shareholder of PGIF (including any fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shareholder's shares of PGIF. The holding period of the shares of LCGF received by a shareholder of PGIF (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of PGIF held by the shareholder, provided that such shares are held as capital assets by the shareholder of PGIF at the time of the Acquisition. The holding period and tax basis of each asset of PGIF in the hands of LCGF as a result of the Acquisition will be the same as the holding period and tax basis of each such asset in the hands of PGIF prior to the Acquisition. Provided that PGIF shares surrendered constitute capital assets in the hands of the shareholder, such gain or loss realized by the shareholder will be capital gain or loss upon disposition of the shares. This tax information is based on the advice of Seward & Kissel LLP, counsel to each of the Funds. It is a condition to the closing of the Acquisition that such advice be confirmed in a written opinion of counsel. An opinion of counsel is not binding on the Internal Revenue Service. Additional tax considerations are discussed under the section on "Federal Income Tax Consequences" in Information About the Proposed Transaction.

Comparison of Distribution and Purchase Procedures

     The purchase procedures of the Funds are the same except that the Funds issue different, although comparable, classes of shares. The shares of PGIF are intended to be offered to financial intermediaries, primarily retirement and other qualified plans. Class I and Class II shares of PGIF may be purchased through a broker or financial adviser at NAV, without any initial or contingent sales charges. The initial investment minimum requirement is $2,000,000.

     The shares of LCGF are intended to be offered to a broad range of investors. The comparable classes of shares into which PGIF shares will be exchanged, as described above, are Class A, Class K, Class I, and Advisor Class shares. Class A, Class K and Class I shares of LCGF are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans"), as follows: Class A shares are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLEIRA plans with at least $250,000 in plan assets or 100 employees. Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets. Class I shares of LCGF are designed for group retirement plans with at least $10,000,000 in plan assets and are available to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Advisor Class shares of LCGF may be purchased through a financial adviser at NAV.

     PGIF Class II shares and LCGF Class A shares have a .30% distribution (Rule 12b-1) fee. LCGF Class K shares into which PGIF Class II retirement shares, if any, will be exchanged have a slightly lower distribution fee of .25%. The shares of both Funds may be exchanged for comparable classes of shares of other AllianceBernstein mutual funds. More information on distribution and purchase procedures of LCGF is provided in Appendix L.

Comparison of Business Structures

     Each Fund is organized as a Maryland corporation and is governed by its Charter, By-Laws and Maryland law. Generally, there are no significant differences between PGIF and LCGF in terms of their respective corporate organizational structure. For more information on the comparison of the business structure of the Funds, see Appendix D.

                   INFORMATION ABOUT THE PROPOSED TRANSACTION

Introduction

     This Prospectus/Proxy Statement is provided to you to solicit your proxy for exercise at the Meeting to approve the acquisition of the assets and assumption of the liabilities of PGIF by LCGF and the subsequent termination of PGIF. The Meeting will be held at 1345 Avenue of the Americas, 41st Floor, New York, New York 10105 at 2:00 p.m., Eastern Time, on November 7, 2006. This Prospectus/Proxy Statement, the accompanying Notice of the Special Meeting of Shareholders and the enclosed Proxy Card are being mailed to shareholders of PGIF on or about September 20, 2006.

Description of the Acquisition Plan

     As provided in the Acquisition Plan, LCGF will acquire all the assets and assume all the liabilities of PGIF at the effective time of the Acquisition (the "Effective Time"). In return, LCGF will issue, and PGIF will distribute to its shareholders, a number of full and fractional shares of LCGF, determined by dividing the net value of all the assets of PGIF by the NAV of one share of LCGF. For this purpose, the Acquisition Plan provides the times for and methods of determining the net value of the assets of each Fund. The Acquisition Plan provides that shareholders of PGIF will be credited with shares of LCGF corresponding to the aggregate NAV of PGIF's shares that the shareholder holds of record at the Effective Time.

     Following the distribution of LCGF shares, PGIF will redeem its outstanding shares, wind up its affairs and terminate as soon as is reasonably possible after the Acquisition. In the event the Acquisition does not receive the required shareholder approval, PGIF will continue its operations and its Directors will consider what future action, if any, is appropriate.

     The projected expenses of the Acquisition, largely those for legal, accounting, printing and proxy solicitation expenses, are estimated to total approximately $132,500 and will be borne by the Adviser.

     The Acquisition is expected to occur late in the last quarter of this year or early in 2007. The Acquisition is conditioned upon approval of the Acquisition Plan by the shareholders of PGIF and PGIF satisfying the terms of the Acquisition Plan. Under applicable legal and regulatory requirements, none of PGIF's shareholders will be entitled to exercise objecting shareholders' appraisal rights, i.e., to demand the fair value of their shares in connection with the Acquisition. Therefore, shareholders will be bound by the terms of the Acquisition under the Acquisition Plan. However, any shareholder of PGIF may redeem shares of common stock prior to the Acquisition.

     Completion of the Acquisition is subject to certain conditions set forth in the Acquisition Plan, some of which may be waived by a party to the Acquisition Plan. The Acquisition Plan may be amended in any mutually agreed manner, except that no amendment may be made subsequent to the Meeting that materially alters the obligations of either party. The parties to the Acquisition Plan may terminate the Acquisition Plan by mutual consent and either party has the right to terminate the Acquisition Plan under certain circumstances. Among other circumstances, either party may at any time terminate the Acquisition Plan unilaterally upon a determination by the party's Board of Directors that proceeding with the Acquisition Plan is not in the best interest of its shareholders.

     A copy of a form of the Acquisition Plan for the Acquisition is attached as Appendix E.

Reasons for the Acquisition

     At the Regular Meeting of the Board of Directors of AIF held on August 1-3, 2006, the Adviser recommended that the Board of Directors approve and recommend to the Fund's shareholders for their approval the proposed Acquisition Plan and Acquisition. The Directors considered the factors discussed below from the point of view of the interests of the Fund and its shareholders. After careful consideration, the Board of Directors (including all Directors who are not "interested persons" of the Fund, the Adviser or its affiliates) determined that the Acquisition would be in the best interests of PGIF's shareholders and that the interests of existing shareholders of the Fund would not be diluted as a result of the Acquisition. The Directors have unanimously approved the Acquisition Plan and Acquisition and recommended that the shareholders of PGIF vote in favor of the Acquisition by approving the Acquisition Plan.

     The Adviser presented the following reasons relative to the Acquisition:

     o PGIF is an open-end fund originally created in January 1998 to serve the institutional/retirement market. The Fund has share class pricing and total expense ratio caps aligned with pricing conventions in those markets. In the last year, the Adviser has developed, and the Board has approved, a new suite of share classes (R, K and I) within LCGF with essentially the same pricing and expense features and levels. Thus, there is no longer a need to have a stand alone "Institutional Fund" to access this investment strategy with the pricing demanded by those segments of the market. In addition, after interest in large cap growth stocks dwindled after the "bubble" burst in 2000, PGIF's assets under management declined, through both declines in the market value of its securities and client redemptions, to average net assets of $82 million as of January 31, 2006, making it expensive and inefficient from a total expense ratio perspective.

     At the meeting, the Directors (with the advice and assistance of independent counsel) also considered, among other things.

     o potential shareholder benefits including (i) the fact that while the capped expenses of PGIF's Class I and II shares are generally the same or lower than the comparable Class of LCGF into which PGIF shares would be exchanged, due to the waiver of expenses by the Adviser, the expense ratios of the Class I and II shares without waiver are higher than for all comparable LCGF's share Classes and that the Adviser does not intend to continue to waive expenses if the Acquisition is not approved and (ii) the ability of PGIF's shareholders to continue to be able to utilize a portion of PGIF's sizable tax loss carryforwards ($197 million or $27.03 per share as of January 31, 2006) after the Acquisition as shareholders of its larger counterpart, LCGF, which itself has very substantial capital loss carryforwards, that would expire if the Fund were liquidated, which is an alternative considered by the Adviser in light of the Fund's small size and limited market appeal;

     o the current asset levels of PGIF and the combined pro forma asset levels of LCGF ;

     o    the historical performance results of the Funds; and

     o the investment objectives and principal investment strategies and portfolio management personnel of PGIF and LCGF.

     The Directors also considered, among other things:

     o the historical and pro forma tax attributes of PGIF, including that PGIF has net realized capital gains and unrealized appreciation, and substantial capital loss carryforwards as a percentage of net assets, and that LCGF has sizeable capital loss carryforwards;

     o the form of the Acquisition Plan and the terms and conditions of the Acquisition;

     o whether the Acquisition would result in the dilution of shareholders' interests;

     o the portfolio management personnel of the parties to the Acquisition and the continuity of portfolio management associated with the Acquisition;

     o the number of shareholder accounts and average account sizes of the Funds;

     o    the effect of the Acquisition on the advisory fees of the Funds;

     o the Adviser's plan to discontinue its fee waiver for PGIF if the Acquisition is not approved by the shareholders of PGIF;

     o    changes in service providers that would result from the Acquisition;

     o the fact that realignment of the investment holdings of LCGF after consummation of the Acquisition is not anticipated;

     o the benefits of the Acquisition to persons other than PGIF and its shareholders, including the Adviser;

     o    the fact that LCGF will assume all the liabilities of PGIF;

     o    the expected federal income tax consequences of the Acquisition;

     o whether the Acquisition would be preferable to acquisition by potential acquirors other than LCGF, including funds that are not sponsored by the Adviser;

     o the costs of the Acquisition will be borne by the Adviser in view of the particular benefits of the Acquisition to the Adviser; and

     o the fact that the Adviser has agreed to indemnify LCGF for a three-year period against any undisclosed or other liability of PGIF and to reimburse LCGF for any costs in connection with investigating any such liability.

     Also on August 3, 2006, the Board of Directors of LCGF (comprised of the same persons as the Board of AIF) approved the proposed Acquisition Plan. No vote of shareholders of LCGF is required in connection with the Acquisition.

Description of Securities to be Issued

     Under the Acquisition Plan, LCGF will issue additional shares of common stock of its Class A, Advisor Class, Class K and Class I for distribution to PGIF. Under its Charter and By-Laws, LCGF may issue up to 3,000,000,000 shares of common stock, par value $.001 per share, for each of these Classes.

     When the acquisition of PGIF by LCGF is consummated, shareholders of Class I and Class II of PGIF in the Plans, if any, will receive Class I and Class K shares of LCGF, respectively, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares in PGIF. Shareholders of Class I and Class II of PGIF who are not in the Plans will receive Advisor Class and Class A shares of LCGF, respectively, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares in PGIF.

     Each share of LCGF represents an equal proportionate interest with other shares of LCGF. Each share has equal earnings, assets and voting privileges and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to LCGF as authorized by the Board of Directors. Shares of LCGF entitle their holders to one vote per full share and fractional votes for fractional shares held. Shares of LCGF received by PGIF in the Acquisition will be issued at NAV without a sales charge, fully paid and non-assessable.

Dividends and Other Distributions

     On or before the Closing Date, as defined in the Acquisition Plan, PGIF will, if necessary, declare and pay as a distribution substantially all its undistributed net investment income, net short-term capital gain, net long-term capital gain and net gains from foreign currency transactions as applicable to maintain its treatment as a regulated investment companies.

Surrender of PGIF Stock Certificates

     After the Acquisition Plan's Effective Time, each holder of a certificate (or certificates) formerly representing shares of PGIF will not receive, upon surrender of the certificate, a certificate representing the number of LCGF shares distributable as a result of the Acquisition since LCGF will not issue certificates representing LCGF shares in connection with the Acquisition. Ownership of LCGF's shares will be shown on the books of LCGF's transfer agent. Promptly after the Acquisition Plan's Effective Time, AllianceBernstein Investor Services, Inc. ("ABIS") will mail to PGIF's certificate holders, instructions and a letter of transmittal for use in surrendering the certificate. Please do not send share certificates at this time. Although the certificates will be deemed for all purposes to evidence ownership of the equivalent number of LCGF shares, no dividends will be paid to holders of certificates of PGIF until the holder surrenders the certificates in accordance with the instructions and letter of transmittal. Any dividends on LCGF shares payable after the Effective Time will be paid to the certificate holder, without interest, when that holder surrenders PGIF share certificate for exchange.

Federal Income Tax Consequences

     Subject to certain stated assumptions contained therein, PGIF will receive an opinion of Seward & Kissel LLP, its counsel, substantially to the following effect: (i) the Acquisition will constitute a "reorganization" within the meaning of section 368(a) of the Code and that PGIF and LCGF will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;
(ii) a shareholder of PGIF will recognize no gain or loss on the exchange of the shareholder's shares of PGIF solely for shares of LCGF; (iii) neither PGIF nor LCGF will recognize any gain or loss upon the transfer of all of the assets of PGIF to LCGF in exchange for shares of LCGF and the assumption by LCGF of the liabilities of PGIF pursuant to the Acquisition Plan or upon the distribution of shares of LCGF to shareholders of PGIF in exchange for their respective shares of PGIF; (iv) the holding period and tax basis of the assets of PGIF acquired by LCGF will be the same as the holding period and tax basis that PGIF had in such assets immediately prior to the Acquisition; (v) the aggregate tax basis of shares of LCGF received in connection with the Acquisition by each shareholder of PGIF (including any fractional share to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shares of PGIF surrendered in exchange therefore; (vi) the holding period of shares of LCGF received in connection with the Acquisition by each shareholder of PGIF (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of PGIF surrendered in exchange therefore, provided that such PGIF shares constitute capital assets in the hands of the shareholder as of the Closing Date; and (vii) LCGF will succeed to the capital loss carryovers of PGIF, if any, under section 381 of the Code, but the use by LCGF of any such capital loss carryovers (and of capital loss carryovers of LCGF) may be subject to limitation under section 383 of the Code. This opinion of counsel will not be binding on the Internal Revenue Service or a court and there is no assurance that the Internal Revenue Service or a court will not take a view contrary to those expressed in the opinion.

     The per share amount of capital loss carryforwards of LCGF before the Acquisition, as of January 31, 2006, was $47.46 per share (a total of approximately $8.7 billion or more than 200% of net assets) and, after giving effect to the Acquisition as if it occurred on such date, the amount of capital loss carryforwards available in the combined Fund would increase by a slight amount to $47.50. Shareholders of PGIF would benefit significantly from the substantial capital loss carryforwards that will be available in the combined Fund.

     Shareholders of PGIF are encouraged to consult their tax advisers regarding the effect, if any, of the Acquisition in light of their individual circumstances. Because the foregoing only relates to the federal income tax consequences of the Acquisition, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Acquisition.

Capitalization Information

     For information on the existing and pro forma capitalization of the Funds, see Appendix G.

                           INFORMATION ABOUT THE FUNDS

     AIF and LCGF are each an open-end management investment company registered under the 1940 Act and organized as a Maryland corporation in 1998 and 1992, respectively.

Management of the Funds

     The Board of Directors of each Fund directs the management of the business and affairs of the Funds. Each Board of Directors approves all significant agreements between the respective Fund and persons or companies furnishing services to it, including a Fund's agreements with the Adviser and the Fund's administrator, custodian and transfer and dividend disbursing agent. The day-to-day operations of a Fund are delegated to its officers and the Fund's Adviser, subject to the Fund's investment objective and policies and to general supervision by the Fund's Board of Directors. Subsequent to the consummation of the Acquisition, the directors and officers of LCGF will continue to serve as the directors and officers of the combined Fund. Messrs. Syed J. Hasnain, David
P. Handke, Jr., Michael J. Reilly, James G. Reilly and P. Scott Wallace, the senior members of the Adviser's U.S. Large Cap Growth Investment Team, are primarily responsible for day-to-day management of PGIF's and LCGF's portfolios. Messrs. Syed J. Hasnain, David P. Handke, Jr., Michael J. Reilly and P. Scott Wallace are Senior Vice Presidents of the Adviser with which they have been associated since prior to 2001. Mr. James G. Reilly is an Executive Vice President of the Adviser with which he has been associated since prior to 2001. Subsequent to the consummation of the Acquisition, Messrs. Syed J. Hasnain, David P. Handke, Jr., Michael J. Reilly, James G. Reilly and P. Scott Wallace will continue to be primarily responsible for day-to-day management of the combined Fund. The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

Advisory Agreement and Fees

     Each Fund's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of March 31, 2006 totaling more than $618 billion (of which more than $79 billion represented the assets of investment companies). As of March 31, 2006, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 43 registered investment companies managed by the Adviser, comprising 120 separate investment portfolios, currently have approximately 3.9 million shareholder accounts. The Adviser also serves as administrator for each Fund.

     Under each Fund's advisory agreement with the Adviser (the "Advisory Agreement"), the Adviser provides office space, investment advisory services, and order placement facilities for the Fund and pays all compensation of directors and officers of the Fund who are affiliated persons of the Adviser. The advisory fee rate schedule for each of PGIF and LCGF are identical, but LCGF's effective advisory fee rate is lower than that of PGIF because of its much larger size. Under the Advisory Agreement of PGIF and LCGF, each Fund pays the Adviser an advisory fee at an annual rate of .75% as of January 31, 2006 and ..72% as of January 31, 2006, respectively, of its average weekly net assets. Such fee is accrued daily and paid monthly.

     The Advisory Agreements by their terms continue in effect from year to year if such continuance is specifically approved, at least annually, by a majority vote of the directors of a Fund who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Board of Directors approving the investment advisory contracts of PGIF and LCGF is available in each Fund's Annual Report to Shareholders for fiscal years ended October 31, 2005, and July 31, 2005, respectively.

     The Adviser is the subject of certain legal proceedings instituted by the Securities and Exchange Commission and the Office of the New York Attorney General. A discussion of those proceedings is presented in Appendix J.

Distributor

     AllianceBernstein Investments, Inc. ("ABI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of PGIF's and LCGF's shares. Under a Distribution Services Agreement, PGIF and LCGF pay distribution and service fees to the Distributor at an annual rate of up to .30% of PGIF's average daily net assets attributable to its Class II shares, .30% of LCGF's average daily net assets attributable to its Class A shares and .25% of LCGF's average daily net assets attributable to its Class K shares. The Distribution Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

Other Service Providers

     The Funds will have the same service providers after the Acquisition with one exception. ABIS, an affiliate of the Adviser, provides shareholder services for the Funds. The Funds compensate ABIS for these services. State Street Bank & Trust Company, 225 Franklin Street, Boston, MA 02116, serves as custodian for the Funds. ABIS, P.O. Box 786003, San Antonio, TX 78278, serves as transfer agent for the Funds. After the Acquisition, State Street Bank & Trust Company and ABIS will serve, respectively, as custodian and transfer agent for the combined Fund. Ernst & Young LLP serves as the independent registered public accounting firm of PGIF. KPMG LLP serves as the independent registered public accounting firm of LCGF and will continue to serve in that capacity for the combined Fund after the Acquisition.

                               VOTING INFORMATION

     The Board of Directors of PGIF has fixed the close of business on September 1, 2006 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournments thereof. Appendix H to this Prospectus/Proxy Statement lists the total number of shares outstanding as of that date for each class of PGIF entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of each Fund, and contains information about the executive officers and Directors of the Funds and their shareholdings in the Funds.

     Those shareholders who hold shares directly and not through a broker or nominee (that is, a shareholder of record) may authorize their proxies to cast their votes by completing a Proxy Card and returning it by mail in the enclosed postage-paid envelope as well as either telephoning toll free 1-800-[___]-[____]. Shares held for a shareholder through a broker or nominee (who is the shareholder of record for those shares) should be voted by following the instructions provided to the shareholder by the broker or nominee. The telephone and Internet voting instructions to be followed by a shareholder of record, including use of the Control Number on the shareholder's Proxy Card, are designed to verify shareholder identities, to allow shareholders to give voting instructions and to confirm that shareholder instructions have been recorded properly. Shareholders who authorize proxies by telephone or through the Internet should not also return a Proxy Card. Shareholders who authorize proxies through the Internet should be aware that they are responsible for any applicable telecommunication and access charges. A shareholder of record may revoke that shareholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by authorizing a later-dated proxy (either by signing and mailing another Proxy Card or, by telephone or through the Internet as indicated above), or by personally attending and voting at the Meeting.

     Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have the discretionary power to vote).

     Approval of the Acquisition requires the affirmative vote of a "majority of the outstanding voting securities" of PGIF, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of a Fund means the vote of the lesser of: (i) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

     Abstentions and broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business but will have the effect of a vote against the Proposal. If any proposal, other than the Proposal to be voted on by the shareholders of the Fund, properly comes before the Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies. The Fund has not received notice of, and are not otherwise aware of, any other matter to be presented at the Meeting.

     A quorum for the transaction of business by the shareholders of PGIF at the Meeting will consist of the presence in person or by proxy of the holders of one-third of the shares of PGIF entitled to vote at the Meeting. In the event that a quorum is not represented at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of the position recommended by the Board of Directors on the Proposal are not timely received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with no other notice than announcement at the Meeting, up to 120 days after the Record Date, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote against the Proposal will be voted against adjournment.

     PGIF has engaged The Altman Group, Inc. (the "Proxy Solicitor"), 60 East 42nd Street, Suite 405, New York, New York 10165, to assist in soliciting proxies for the Meeting. The Proxy Solicitor will receive a fee of $1,500 for its solicitation services, plus reimbursement of out-of-pocket expenses.

                                  LEGAL MATTERS

     The validity of the shares offered here by will be passed upon for PGIF by Seward & Kissel LLP. Seward & Kissel LLP will rely upon the opinion of Venable LLP for certain matters relating to Maryland law.

                                     EXPERTS

     The audited financial statements and financial highlights in the Prospectus/Proxy Statement and the SAI have been included in reliance on the reports of PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, the independent registered public accounting firm for LCGF as of the end of the Fund's last fiscal year, and Ernst & Young LLP, 5 Times Square, New York, New York, 10036, the independent registered public accounting firm for PGIF, given on their authority as experts in auditing and accounting.

                              FINANCIAL HIGHLIGHTS

     Financial highlights information for the Funds is available at Appendix K.

            THE DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE ACQUISITION OF THE ASSETS AND LIABILITIES OF ALLIANCEBERNSTEIN PREMIER
   GROWTH INSTITUTIONAL FUND BY ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND, INC.

                                   APPENDIX A


                                    FEE TABLE

     The purpose of the tables below is to assist an investor in understanding the various costs and expenses that a shareholder bears directly and indirectly from an investment in the Funds. The tables allow you to compare the sales charges, expenses of each Fund and estimates for the combined Fund in its first year following the Acquisition. The information presented for the classes of shares of LCGF only includes the classes of shares that will be exchanged for corresponding classes of LCGF, not all classes of LCGF shares.

Shareholder Fees
(fees paid directly from your investment)

                                      PGIF
                                      ----

        --------------------------------------------------------------
                                                   Class I    Class II
        --------------------------------------------------------------
        Maximum Sales Charge (Load) Imposed on
        Purchases (as a percentage of offering
        price)                                      None      None
        --------------------------------------------------------------
        Maximum Deferred Sales Charge (Load)
        (as a percentage of original purchase
        price or redemption price, whichever
        is lower)                                   None      None
        --------------------------------------------------------------
        Redemption Fee (as a percentage of
        amount redeemed, if applicable)             None      None
        --------------------------------------------------------------

                                      LCGF
                                      ----

--------------------------------------------------------------------------------
                                                     Advisor
                                          Class A     Class    Class K   Class I
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed       4.25%(a)     None      None      None
on Purchases (as a percentage of
offering price)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase
price or redemption price, whichever
is lower)                                   None       None      None      None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)             None       None      None      None
--------------------------------------------------------------------------------

(a) Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year contingent deferred sales charge ("CDSC") may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances.

                                  Combined Fund
                                  -------------

--------------------------------------------------------------------------------
                                                     Advisor
                                          Class A     Class    Class K   Class I
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of
offering price)                           4.25%(a)     None      None      None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase
price or redemption price, whichever
is lower)                                   None       None      None      None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)             None       None      None      None
--------------------------------------------------------------------------------

(a) Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year contingent deferred sales charge ("CDSC") may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances. Class A shares of LCGF received by PGIF in connection with the Acquisition of PGIF will not be assessed any sales charges or other fees, such as CDSCs.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                      PGIF
                                      ----

       ---------------------------------------------------------------
                                                  Class I   Class II
       ---------------------------------------------------------------
       Management Fees                               .75%      .75%
       ---------------------------------------------------------------
       Distribution and/or Service (12b-1) Fees     None       .30%
       ---------------------------------------------------------------
       Other Expenses(a)                             .51%      .51%
       ---------------------------------------------------------------
       Total Fund Operating Expenses                1.26%     1.56%
       ---------------------------------------------------------------
       Waiver and/or Expense Reimbursement(b)      (.36)%    (.36)%
       ---------------------------------------------------------------
       Net Expenses                                  .90%     1.20%
       ---------------------------------------------------------------

(a)  Based on estimated expenses.

(b) Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year (October 31, 2006). Although the Adviser may extend its fee waiver for additional one-year terms, the Adviser does not plan to continue its fee waiver for PGIF if the Acquisition is not approved.



                                      LCGF
                                      ----

--------------------------------------------------------------------------------
                                                     Advisor
                                           Class A    Class    Class K   Class I
--------------------------------------------------------------------------------
Management Fees                              .72%     .72%       .72%     .72%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees     .30%     None       .25%     None
--------------------------------------------------------------------------------
Other Expenses(a)                            .51%     .51%       .24%     .16%
--------------------------------------------------------------------------------
Net Expenses                                1.53%     1.23%     1.21%     .88%
--------------------------------------------------------------------------------

(a)  Based on estimated expenses.

                                  Combined Fund
                                  -------------

--------------------------------------------------------------------------------
                                                     Advisor
                                           Class A    Class    Class K   Class I
--------------------------------------------------------------------------------
Management Fees                              .72%     .72%       .72%     .72%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees     .30%     None       .25%     None
--------------------------------------------------------------------------------
Other Expenses(a)                            .50%     .50%       .24%     .16%
--------------------------------------------------------------------------------
Net Expenses                                1.52%    1.22%      1.21%     .88%
--------------------------------------------------------------------------------

(a)  Based on estimated expenses.

EXAMPLE

     The Examples are to help you compare the cost of investing in each Fund with the cost of investing in the combined Fund on a pro forma combined basis. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that a Fund's operating expenses stay the same and that all dividends and distributions are reinvested.

                                      PGIF
                                      ----

                    ----------------------------------------
                                         Class I   Class II
                    ----------------------------------------
                    After 1 Year         $   92    $  122
                    ----------------------------------------
                    After 3 Years        $  364    $  457
                    ----------------------------------------
                    After 5 Years        $  657    $  816
                    ----------------------------------------
                    After 10 Years       $1,491    $1,826
                    ----------------------------------------

                                      LCGF
                                      ----

           ---------------------------------------------------------
                                        Advisor
                              Class A    Class    Class K   Class I
           ---------------------------------------------------------
           After 1 Year       $  574    $  125    $  123    $   90
           ---------------------------------------------------------
           After 3 Years      $  888    $  390    $  384    $  281
           ---------------------------------------------------------
           After 5 Years      $1,224    $  676    $  665    $  488
           ---------------------------------------------------------
           After 10 Years     $2,171    $1,489    $1,466    $1,084
           ---------------------------------------------------------

                                  Combined Fund
                                  -------------

           ---------------------------------------------------------
                              Class A   Advisor
                              Class A    Class    Class K   Class I
           ---------------------------------------------------------
           After 1 Year        $ 573      $ 124    $  123   $  90
           ---------------------------------------------------------
           After 3 Years       $ 885      $ 387    $  384   $ 281
           ---------------------------------------------------------
           After 5 Years      $1,219      $ 670    $  665   $ 488
           ---------------------------------------------------------
           After 10 Years     $2,160     $1,477    $1,466   $1,084
           ---------------------------------------------------------

     The projected post-Acquisition pro forma Annual Fund Operating Expenses and Examples presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and (2) certain fixed costs involved in operating PGIF are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of LCGF and the Adviser.

                                   APPENDIX B

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

--------------------------------------------------------------------------------
                              Investment Objectives
--------------------------------------------------------------------------------
                             PGIF                             LCGF
--------------------------------------------------------------------------------
Investment      The Fund's investment            The Fund's investment
Objective       objective is long-term growth    objective is long-term growth
                of capital by investing          of capital.
                predominantly in equity
                securities of a limited number
                of large, carefully selected,
                high-quality U.S. companies
                that are judged likely to
                achieve superior earnings
                growth. (F)
--------------------------------------------------------------------------------
                             Investment Policies(1)
--------------------------------------------------------------------------------
Status          The Fund is diversified. (F)     The Fund is diversified. (F)

                The Fund may not, with respect
                to 75% of its assets, (i) have
                more than 5% of its assets
                invested in any one issuer and
                (ii) own more than 10% of the
                outstanding voting securities
                of any one issuer. (F)
--------------------------------------------------------------------------------
Investment      The Fund normally invests at     Under normal circumstances,
Policies        least 80% of its total assets    the Fund will invest at least
                in the equity securities of      80% of its net assets in
                U.S. companies. (F)              common stocks of
                                                 large-capitalization
                                                 companies.
--------------------------------------------------------------------------------
Portfolio       Normally, the Fund invests in
Companies       about 40-60 companies, with
                the 25 most highly regarded of
                these companies usually
                constituting approximately 70%
                of the Fund's net assets.
--------------------------------------------------------------------------------
Convertible     The Fund may invest up to 20%
Securities      of its net assets in
                convertible securities.
--------------------------------------------------------------------------------
Non-U.S.        The Fund may invest up to 20%
Companies       of its total assets in equity
                securities of non-U.S.
                companies.
--------------------------------------------------------------------------------
Rights and      The Fund may invest up to 5%     The Fund may invest in rights
Warrants        of its net assets in rights or   and warrants.
                warrants.
--------------------------------------------------------------------------------
Concentration   The Fund may not invest 25% or   The Fund may not concentrate
                more of the value of its total   investments in an industry, as
                assets in the same industry      concentration may be defined
                except that this restriction     under the 1940 Act or the
                does not apply to securities     rules and regulations
                issued or guaranteed by the      thereunder (as such statute,
                U.S. Government its agencies     rules or regulations may be
                and instrumentalities. (F)       amended from time to time) or
                                                 by guidance regarding,
                                                 interpretations of, or
                                                 exemptive orders under, the
                                                 1940 Act or the rules or
                                                 regulations thereunder
                                                 published by appropriate
                                                 regulatory authorities. (F)
--------------------------------------------------------------------------------
Senior          The Fund may not issue senior    The Fund may not issue any
Securities      securities (except to the        senior security (as that term
and Borrowing   extent that securities lending   is defined in the 1940 Act) or
                may be considered senior         borrow money, except to the
                securities) or borrow money,     extent permitted by the 1940
                except for temporary or          Act or the rules and
                emergency purposes in an         regulations thereunder (as
                amount not exceeding 5% of the   such statute, rules or
                value of its total assets at     regulations may be amended
                the time the borrowing is        from time to time) or by
                made. (F)                        guidance regarding, or
                                                 interpretations of, or
                                                 exemptive orders under, the
                                                 1940 Act or the rules or
                                                 regulations thereunder
                                                 published by appropriate
                                                 regulatory authorities.

                                                 For the purposes of this
                                                 restriction, collateral
                                                 arrangements, including for
                                                 example, with respect to
                                                 options, futures contracts and
                                                 options on futures contracts
                                                 and collateral arrangements
                                                 with respect to initial and
                                                 variation margin, are not
                                                 deemed to be the issuance of a
                                                 senior security. (F)
--------------------------------------------------------------------------------
Options and     The Fund may not write put       The Fund may purchase and sell
Futures         options. (F)                     exchange-traded index option
                                                 and stock index futures
                The Fund may write covered       contracts.
                exchange-traded call options
                on its securities of up to 15%   The Fund may write
                of its total assets, and         exchange-traded call options
                purchase and sell                on its securities and purchase
                exchange-traded call and put     and sell exchange-traded call
                options on common stocks         and put options on common
                written by others of up to,      stocks written by others.
                for all options, 10% of its
                total assets.

                The Fund will not purchase
                puts, calls, straddles,
                spreads and any combination
                thereof if by reason thereof
                the value of its aggregate
                investment in such classes of
                securities will exceed 5% of
                its total assets.

                The Fund will not engage in
                options transactions if the
                aggregate premiums paid on all
                options which are held by the
                Fund at any time exceed 20% of
                the Fund's total net assets.

                The Fund will not write a call
                option if, as a result, the
                aggregate of the Fund's
                portfolio securities subject
                to outstanding call options
                (valued at the lower of the
                option prices or market values
                of such securities) would
                exceed 15% of the Fund's total
                assets.

                The aggregate cost of all
                outstanding options purchased
                and held by the Fund,
                including options on market
                indices as described below,
                will at no time exceed 10% of
                the Fund's total assets.
--------------------------------------------------------------------------------
Investments     The Fund may not purchase the    The Fund may invest in the
in Other        securities of any other          securities of other investment
Investment      investment company or            companies, including
Companies       investment trust, except when    exchange-traded funds, to the
                such purchase is part of a       extent permitted under the
                merger, consolidation or         1940 Act or the rules and
                acquisition of assets. (F)       regulations thereunder (as
                                                 such statute, rules or
                                                 regulations may be amended
                                                 from time to time) or by
                                                 guidance regarding,
                                                 interpretations of, or
                                                 exemptive orders under, the
                                                 1940 Act or the rules or
                                                 regulations thereunder
                                                 published by appropriate
                                                 regulatory authorities. (F)
--------------------------------------------------------------------------------
Real Estate     The Fund may not purchase or     The Fund may not purchase or
                sell real estate except that     sell real estate except that
                it may purchase and sell         it may dispose of real estate
                securities of companies which    acquired as a result of the
                deal in real estate or           ownership of securities or
                interests therein. (F)           other instruments. This
                                                 restriction does not prohibit
                The Fund will not invest in      the Fund from investing in
                real estate partnerships.        securities or other
                                                 instruments backed by real
                                                 estate or in securities of
                                                 companies engaged in the real
                                                 estate business. (F)
--------------------------------------------------------------------------------
Commodities     The Fund may not purchase or     The Fund may not purchase or
                sell commodities or commodity    sell commodities regulated by
                contracts (other than stock      the Commodity Futures Trading
                index futures contracts). (F)    Commission under the Commodity
                                                 Exchange Act or commodities
                The Fund will not enter into     contracts except for futures
                any futures contracts or         contracts and options on
                options on futures contracts     futures contracts. (F)
                if immediately thereafter the
                market values of the
                outstanding futures contracts
                of the Fund and the currencies
                and futures contracts subject
                to outstanding options written
                by the Fund would exceed 50%
                of its total assets. In
                addition, the Fund may not
                purchase or sell a stock index
                future if immediately
                thereafter more than 30% of
                its total assets would be
                hedged by stock index futures
                and may not purchase or sell a
                stock index futures if,
                immediately thereafter, the
                sum of the amount of margin
                deposits on the Fund's
                existing futures positions
                would exceed 5% of the market
                value of the Fund's total
                assets.

                The Fund will not purchase or
                sell a stock index future if,
                immediately thereafter, the
                sum of the amount of margin
                deposits on the Fund's
                existing futures positions
                would exceed 5% of the market
                value of the Fund's total
                assets.
--------------------------------------------------------------------------------
Pledging,       The Fund may not pledge,
Mortgaging,     mortgage, hypothecate or
and             otherwise encumber any of its
Hypothecation   assets except in connection
                with the writing of call
                options and except to secure
                permitted borrowings. (F)
--------------------------------------------------------------------------------
Investments     The Fund may not invest in the
in Unseasoned   securities of any issuer which
Companies       has a record of less than
                three years of continuous
                operation (including the
                operation of any predecessor)
                if as a result more than 10%
                of the value of the total
                assets of the Fund would be
                invested in the securities of
                such issuer or issuers. (F)

                The Fund will not purchase the
                securities of any company that
                has a record of less than
                three years of continuous
                operation (including that of
                predecessors) if such purchase
                at the time thereof would
                cause more than 5% of its
                total assets, taken at current
                value, to be invested in the
                securities of such companies.
--------------------------------------------------------------------------------
Loans           The Fund may not make loans to   The Fund may not make loans
                other persons, except that the   except through (i) the
                Fund may lend its portfolio      purchase of debt obligations
                securities in accordance with    in accordance with its
                applicable laws. The             investment objectives and
                acquisition of investment        policies; (ii) the lending of
                securities or other investment   Fund securities; (iii) the use
                instruments shall not be         of repurchase agreements; or
                deemed the making of a loan.     (iv) the making of loans to
                (F)                              affiliated funds as permitted
                                                 under the 1940 Act, the rules
                                                 and regulations thereunder (as
                                                 such statutes, rule or
                                                 regulations may be amended
                                                 from time to time), or by
                                                 guidance regarding, and
                                                 interpretations of, or
                                                 exemptive orders under, the
                                                 1940 Act. (F)
--------------------------------------------------------------------------------
Joint and       The Fund may not participate
Several         on a joint or joint and
Trading         several basis in any
                securities trading account.
                (F)
--------------------------------------------------------------------------------
Investment to   The Fund may not invest in
Exercise        companies for the purpose of
Control         exercising control. (F)
--------------------------------------------------------------------------------
Oil, Gas and    The Fund may not invest in
Minerals        interests in oil, gas or other
                mineral exploration or
                development programs except
                that it may purchase and sell
                securities of companies that
                deal in oil, gas or other
                mineral exploration or
                development programs. (F)

                The Fund will not invest in
                mineral leases.
--------------------------------------------------------------------------------
Short Sales     The Fund will not make short
                sales of securities. (F)
--------------------------------------------------------------------------------
Margin          The Fund may not purchase
                securities on margin except
                for such short-term credits as
                may be necessary for the
                clearance of transactions. (F)
--------------------------------------------------------------------------------
Underwriting    The Fund may not act as an       The Fund may not act as an
of Securities   underwriter of securities        underwriter of securities,
                except that the Fund may         except that a Fund may acquire
                acquire restricted securities    restricted securities under
                or securities in private         circumstances in which, if
                placements under circumstances   such securities were sold, the
                in which, if such securities     Fund might be deemed to be an
                were sold, the Fund might be     underwriter for purposes of
                deemed to be an underwriter      the Securities Act of 1933, as
                within the meaning of the        amended (the "Securities
                Securities Act. (F)              Act"). (F)
--------------------------------------------------------------------------------
Lending of      The Fund may make loans of       The Fund may lend Fund
Securities      portfolio securities up to       securities to the extent
                33-1/3% of its total assets      permitted under the 1940 Act
                (including collateral for any    or the rules and regulations
                security loaned).                thereunder (as such statute,
                                                 rules or regulations may be
                                                 amended from time to time) or
                                                 by guidance regarding,
                                                 interpretations of, or
                                                 exemptive orders under, the
                                                 1940 Act.
--------------------------------------------------------------------------------
Adviser         The Fund will not purchase or
Affiliate       retain the securities of any
Securities      issuer if each of the Fund's
                officers, directors or
                investment adviser who owns
                beneficially more than
                one-half of one percent of the
                securities of such issuer
                together own beneficially more
                than five percent of the
                securities of such issuer.
--------------------------------------------------------------------------------
Illiquid        The Fund will not purchase       The Fund will limit its
Securities      illiquid securities if           investment in illiquid
                immediately after such           securities to no more than 15%
                investment more than 15% of      of net assets or such other
                the Fund's net assets (taken     amount permitted by guidance
                at market value) would be so     regarding the 1940 Act.
                invested.
--------------------------------------------------------------------------------

----------
(1)  Policies with the notation "F" are fundamental policies.

                                   APPENDIX C

                   DESCRIPTION OF PRINCIPAL RISKS OF THE FUNDS

     Among the principal risks of investing in a Fund are market risk, foreign (non-U.S.) risk, currency risk, focused portfolio risk and management risk. Each of these risks is more fully described below. Each Fund could become subject to additional risks because the types of investments made by each Fund can change over time.

--------------------------------------------------------------------------------
Market Risk     This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter- or longer-term periods.

--------------------------------------------------------------------------------
Foreign         A Fund's investments in non-U.S. securities may experience more
(Non-U.S.)      rapid and extreme changes in value than investments in
Risk            securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. Foreign companies usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Fund's investments in a foreign country. These risks are heightened for emerging market countries because there may be more economic, political and social instability, and investments in companies in emerging markets may have more risk because these securities may be more volatile and less liquid.
                To the extent a Fund invests in a particular country or geographic region, the Fund may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.

--------------------------------------------------------------------------------
Currency Risk   This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign (non-U.S.) currencies may negatively affect the value of a Fund's investments or reduce the returns of a Fund.

--------------------------------------------------------------------------------
Focused         Funds that invest in a limited number of companies may have more
Portfolio       risk because changes in the value of a single security may have
Risk            a more significant effect, either negative or positive on the
                Portfolio's net asset value.

--------------------------------------------------------------------------------
Management      Each Fund is subject to management risk because it is an
Risk            actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that its decisions will produce the desired results.
--------------------------------------------------------------------------------

                                   APPENDIX D

                                OTHER INFORMATION

     The following information provides only a summary of the key features of the organizational structure and governing documents of the Funds. Each Fund is organized as a Maryland corporation. The Bylaw provisions that govern PGIF and LCGF are substantially similar. Accordingly, except otherwise noted below, there are no significant differences between PGIF and LCGF in terms of their respective corporate organizational structures.

General

     Each Fund has procedures available to its respective shareholders for calling shareholders' meetings for the removal of directors. Under Maryland law and the Funds' Charters, a director may be removed, either with or without cause, at a meeting duly called and at which a quorum is present by the affirmative vote of the majority of the votes entitled to be cast. In addition, special meetings of shareholders for any other purpose shall be called by a Fund's Secretary upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting.

     For each Fund, the presence in person or by proxy of the holders of one-third of the shares entitled to be cast constitutes a quorum at any meeting of shareholders of the Fund. When a quorum is present at any meeting, the affirmative vote of a majority of the votes (or with respect to the election of directors, a plurality of votes) cast shall decide any question brought before such meeting, except as otherwise required by law.

Shares of Common Stock of the Funds

     The Funds' shares have no preemptive rights. Each share has equal voting, dividend, distribution and liquidation rights. Shareholders are entitled to one vote per share. All voting rights for the election of directors are non-cumulative, which means that the holders of more than 50% of the shares of common stock of a Fund can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of common stock will not be able to elect any directors. The Funds are organized as Maryland corporations and thus their shareholders have the same rights due to them under state law. The Funds are not required to, and does not, hold annual meetings of shareholders and have no current intention to hold such meetings, except as required by the 1940 Act. Under the 1940 Act, PGIF and LCGF are required to hold a shareholder meeting if, among other reasons, the number of Directors elected by shareholders is less than a majority of the total number of Directors, or if the Fund seeks to change its fundamental investment policies.

Dividends and Distributions

     PGIF and LCGF have the same dividends and distributions policies. While each of PGIF and LCGF intends to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.

     Each of PGIF's and LCGF's income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. A shareholder may make an election to receive dividends and distributions in cash or in shares at the time of purchase of shares. The shareholder's election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions.

Liability of Directors and Officers

     Each of the Funds indemnifies its officers and directors, as applicable, to the full extent permitted by law. This indemnification does not protect any such person against any liability to a Fund or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

                                   APPENDIX E

        FORM OF AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION AMONG
             ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND, A
             SERIES OF ALLIANCEBERNSTEIN INSTITUTIONAL FUNDS, INC.,
                           ALLIANCEBERNSTEIN L.P. AND
                  ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND, INC.

                AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION

                  RELATING TO THE ACQUISITION OF THE ASSETS AND
                                 LIABILITIES OF

              ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND,
             A SERIES OF ALLIANCEBERNSTEIN INSTITUTIONAL FUNDS, INC.

                                      As of

                                 August 4, 2006

     This Agreement and Plan of Acquisition and Liquidation (the "Acquisition Plan") is made as of this 4th day of August, 2006, by and among AllianceBernstein Large Cap Growth Fund Inc. ("LCGF"), a Maryland corporation, AllianceBernstein Premier Growth Institutional Fund (the "Acquired Fund"), a series of AllianceBernstein Institutional Funds, Inc., a Maryland corporation, and AllianceBernstein L.P. (the "Adviser").

     WHEREAS, LCGF and the Acquired Fund are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the parties desire that the Acquired Fund transfer all of the assets attributable to its Class I shares held by stockholders who are in retirement and deferred compensation plans (the "Plans") in exchange for Class I shares of equal net asset value of LCGF ("Class I Acquisition Shares"), transfer all of the assets attributable to its Class I shares held by stockholders who are not in the Plans ("Non-Plan Stockholders") in exchange for Advisor Class shares of equal net asset value of LCGF ("Advisor Class Acquisition Shares"), transfer all of the assets attributable to its Class II shares held by stockholders who are in the Plans ("Plan Stockholders") in exchange for Class K shares of equal net asset value of LCGF ("Class K Acquisition Shares"), transfer all of the assets attributable to its Class II shares held by Non-Plan Stockholders in exchange for Class A shares of equal net asset value of LCGF ("Class A Acquisition Shares" and together with the Class I Acquisition Shares, Advisor Class Acquisition Shares and Class K Acquisition Shares, the "Acquisition Shares") and distribute the Class I Acquisition Shares, the Advisor Class Acquisition Shares, the Class K Acquisition Shares and the Class A Acquisition Shares to Plan Stockholders of Class I, Non-Plan Stockholders of Class I, Plan Stockholders of Class II and Non-Plan Stockholders of Class II, respectively, of the Acquired Fund (the "Acquisition"); and

     WHEREAS, the parties intend that the Acquisition qualify as a "reorganization" within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provisions, and that with respect to the Acquisition, LCGF and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     Now, therefore, LCGF and the Acquired Fund agree as follows:

1.   Definitions

     In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1934 Act.........................   Securities Exchange Act of 1934, as amended

1933 Act.........................   Securities Act of 1933, as amended.

Assets...........................   All assets of any kind and all interests,
                                    rights, privileges and powers of or
                                    attributable to the Acquired Fund or its shares, as appropriate, whether or not determinable at the appropriate Effective
                                    Time and wherever located, including,
                                    without limitation, all cash, cash
                                    equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables
                                    (including dividend and interest
                                    receivables) owned by the Acquired Fund or attributable to its shares and any deferred or prepaid expense, other than unamortized organizational expenses, shown as an asset on the Acquired Fund's books.

Closing Date.....................   Shall be on such other date following the
                                    date that stockholders of the Acquired Fund approve the Acquisition Plan as the parties may agree.

Effective Time...................   5:00 p.m. Eastern time on the Closing Date,
                                    or such other time as the parties may agree to in writing.

Financial Statements.............   The audited financial statements of the
                                    relevant Fund for its most recently
                                    completed fiscal year and, if applicable, the unaudited financial statements of that Fund for its most recently completed semi-annual period.

Fund.............................   LCGF and/or the Acquired Fund, as the case
                                    may be.

Liabilities......................   All liabilities, expenses and obligations of
                                    any kind whatsoever of the Acquired Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured, except that expenses of the Acquisition, if any, contemplated hereby to be paid by the Adviser pursuant to Section 24 of this Acquisition Plan which shall not be assumed or paid by the LCGF shall not fall within the definition of Liabilities for purposes of this Acquisition Plan.

N-14 Registration Statement......   The Registration Statement of LCGF on Form
                                    N-14 under the 1940 Act that will register the Acquisition Shares to be issued in the Acquisition and will include the proxy materials necessary for the stockholders of the Acquired Fund to approve the Acquisition.

Valuation Time...................   The close of regular session trading on the
                                    NYSE on the Closing Date, when for purposes of the Acquisition Plan, LCGF determines its net asset value per Acquisition Share and the Acquired Fund determines the net value of the Assets.

NAV..............................   A Fund's net asset value is calculated by
                                    valuing and totaling assets and then
                                    subtracting liabilities and then dividing the balance by the number of shares that are outstanding.

2.   Regulatory Filings

     LCGF shall promptly prepare and file the N-14 Registration Statement with the SEC, and LCGF and the Acquired Fund also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3.   Stockholder Action

     As soon as practicable after the effective date of the N-14 Registration Statement, the Acquired Fund shall hold a stockholders meeting to consider and approve the Acquisition and this Acquisition Plan and such other matters as the Board of Directors may determine. Such approval by the stockholders of the Acquired Fund shall, to the extent necessary to permit the consummation of the transactions contemplated herein without violating any investment objective, policy or restriction of the Acquired Fund, be deemed to constitute approval by the stockholders of a temporary amendment of any investment objective, policy or restriction that would otherwise be inconsistent with or violated upon the consummation of such transactions solely for the purpose of consummating such transactions.

4.   Transfer of the Acquired Fund's Assets

     LCGF and the Acquired Fund shall take the following steps with respect to the Acquisition, as applicable:

     (a) On or prior to the Closing Date, the Acquired Fund shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Fund that are known to the Acquired Fund and that are due and payable prior to or as of the Closing Date.

     (b) Prior to the Effective Time, except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Fund will declare to Acquired Fund stockholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing (a) all the excess of (i) Acquired Fund's investment income excludable from gross income under Section 103(a) of the Code over (ii) Acquired Fund's deductions disallowed under Sections 265 and 171(a)(2) of the Code, (b) all of Acquired Fund's investment company taxable income (as defined in Code Section 852), (computed in each case without regard to any deduction for dividends paid), and (c) all of Acquired Fund's net realized capital gain (as defined in Code
          Section 1222), if any (after reduction for any capital loss carryover), in each case for both the taxable year ending on October 31, 2006, and the short taxable year beginning on November 1, 2006, and ending on the Closing Date. Such dividends will be made to ensure continued qualification of the Acquired Fund as a "regulated investment company" for tax purposes and to eliminate fund-level tax.

     (c) At the Effective Time, pursuant to Articles of Transfer accepted for record by the State Department of Assessments and Taxation of Maryland (the "SDAT"), the Acquired Fund shall assign, transfer, deliver and convey the Assets to LCGF, subject to the Liabilities. LCGF shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at or after the Effective Time shall become and be assets of LCGF, and (ii) the Liabilities at the Effective Time shall attach to LCGF, and shall be enforceable against LCGF to the same extent as if initially incurred by LCGF.

     (d) Within a reasonable time prior to the Closing Date, the Acquired Fund shall provide, if requested, a list of the Assets to LCGF. The Acquired Fund may sell any asset on such list prior to the Effective Time. After the Acquired Fund provides such list, the Acquired Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of LCGF. Within a reasonable time after receipt of the list and prior to the Closing Date, LCGF will advise the Acquired Fund in writing of any investments shown on the list that LCGF has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions. In addition, if LCGF determines that, as a result of the Acquisition, LCGF would own an aggregate amount of an investment that would exceed a percentage limitation applicable to LCGF, LCGF will advise the Acquired Fund in writing of any such limitation and the Acquired Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions.

     (e) The Acquired Fund shall assign, transfer, deliver and convey the Assets to LCGF at the Effective Time on the following basis:

          (1) The value of the Assets less the Liabilities of the Acquired Fund attributable to shares of Class I held by Plan Stockholders, shares of Class I held by Non-Plan Stockholders, shares of Class II held by Plan Stockholders and shares of Class II held by Non-Plan Stockholders, determined as of the Valuation Time, shall be divided by the then NAV of one Class I, Advisor Class, Class K or Class A Acquisition Share, as applicable, and, in exchange for the transfer of the Assets, LCGF shall simultaneously issue and deliver to the Acquired Fund the number of Class I, Advisor Class, Class K, and Class A Acquisition Shares so determined, rounded to the second decimal place or such other decimal place as the parties may agree to in writing;

          (2) The NAV of Class I, Advisor Class, Class K and Class A Acquisition Shares to be delivered to the Acquired Fund shall be determined as of the Valuation Time in accordance with LCGF's then applicable valuation procedures, and the net value of the Assets to be conveyed to LCGF shall be determined as of the Valuation Time in accordance with the then applicable valuation procedures of the Acquired Fund; and

          (3) The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank & Trust Company, as custodian for LCGF (the "Custodian"), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of LCGF, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian, or shall be wired to an account pursuant to instructions provided by LCGF.

     (f) Promptly after the Closing Date, the Acquired Fund will deliver to LCGF a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.

5. Termination of the Acquired Fund, Registration of Acquisition Shares and Access to Records

     The Acquired Fund and LCGF also shall take the following steps, as applicable:

     (a) At or as soon as reasonably practical after the Effective Time, the Acquired Fund shall terminate by transferring pro rata to its Plan Stockholders of Class I of record Class I Acquisition Shares received by the Acquired Fund pursuant to Section 4(e)(1) of this Acquisition Plan; to its Non-Plan Stockholders of Class I of record, Advisor Class Acquisition shares received by the Acquired Fund pursuant to Section 4(e)(1) of this Acquisition Plan; to its Plan Stockholders of Class II of record, Class K Acquisition Shares received by the Acquired Fund pursuant to Section 4(e)(1) of this Acquisition Plan; and to its Non-Plan Stockholders of Class II of record, Class A Acquisition Shares received by the Acquired Fund pursuant to Section 4(e)(1) of this Acquisition Plan. LCGF shall establish accounts on its share records and note on such accounts the names of the former Acquired Fund stockholders and the types and amounts of LCGF shares that former Acquired Fund Stockholders are due based on their respective holdings of shares of the Acquired Fund as of the close of business on the Closing Date. Fractional LCGF shares shall be carried to the second decimal place. LCGF shall not issue certificates representing LCGF shares in connection with such exchange. All issued and outstanding shares in connection with such exchange will be simultaneously cancelled on the books of the Acquired Fund. Ownership of LCGF's shares will be shown on the books of LCGF's transfer agent.

          Following distribution by the Acquired Fund to its stockholders of all Acquisition Shares delivered to the Acquired Fund, the Acquired Fund shall wind up its affairs and shall take all steps as are necessary and proper to terminate as soon as is reasonably possible after the Effective Time.

     (b) At and after the Closing Date, the Acquired Fund shall provide LCGF and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund's stockholders and the number and percentage ownership of the outstanding shares of the Acquired Fund owned by stockholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund stockholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Fund as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

6.   Certain Representations and Warranties of the Acquired Fund

     The Acquired Fund represents and warrants to LCGF as follows:

     (a) The Acquired Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Acquired Fund is registered with the SEC as an open-end management investment company under the 1940 Act and is duly registered with the SEC under the 1940 Act, and such registrations will be in full force and effect as of the Effective Time.

     (b) The Acquired Fund has the power and all necessary federal, state and local qualifications and authorizations to own all of the Assets, to carry on its business, to enter into this Acquisition Plan and to consummate the transactions contemplated herein.

     (c) The Board of Directors of the Acquired Fund has duly authorized the execution and delivery of this Acquisition Plan and the transactions contemplated herein. Duly authorized officers of the Acquired Fund have executed and delivered the Acquisition Plan. The Acquisition Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Acquisition Plan does not, and, subject to the approval of stockholders referred to in Section 3 hereof, the consummation of the transactions contemplated by this Acquisition Plan will not, violate the Acquired Fund's Charter, its Bylaws or any material agreement to which the Acquired Fund is subject. Except for the approval of its stockholders, the Acquired Fund does not need to take any other action to authorize its officers to effectuate this Acquisition Plan and the transactions contemplated herein.

     (d) The Acquired Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and intends to continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

     (e) The information pertaining to the Acquired Fund included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to stockholders, at the time of the stockholder meeting of the Acquired Fund for approval of the Acquisition and at the Effective Time, insofar as it relates to the Acquired Fund, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and
          (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

     (f) The Acquired Fund has duly authorized and validly issued all of its issued and outstanding shares of common stock, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor are there any securities convertible into shares of the Acquired Fund.

     (g) The Acquired Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions referred to in Section 4(b) hereof.

     (h) At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

     (i) The Financial Statements of the Acquired Fund, a copy of which has been previously delivered to LCGF, fairly present the financial position of the Acquired Fund as of the Acquired Fund's most recent fiscal year-end and the results of the Acquired Fund's operations and changes in the Acquired Fund's net assets for the periods indicated.

     (j) To the knowledge of the Acquired Fund, the Acquired Fund has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in its Financial Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statement referencing Liabilities.

     (k) To the knowledge of the Acquired Fund, except as has been disclosed in writing to LCGF, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquired Fund has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquired Fund. The Acquired Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by the Acquisition Plan.

     (l) Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, and this Acquisition Plan, the Acquired Fund is not a party to or subject to any material contract or other commitments, which if terminated, may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payment for periods subsequent to the Closing Date will be due from the Acquired Fund.

     (m) The Acquired Fund has filed its federal income tax returns, copies of which have been previously made available to LCGF, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of the Acquired Fund's knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The Acquired Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

     (n) For federal income tax purposes, the Acquired Fund qualifies as a "regulated investment company," and the provisions of Sections 851 through 855 of the Code apply to the Acquired Fund for the remainder of its current taxable year beginning November 1, 2005, and will continue to apply through the Closing Date.

     (o) Since the date of the Financial Statements of the Acquired Fund, there has been no material adverse change in its financial condition, results of operations, business, or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.

     (p) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the LCGF.

     (q) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 4(e)(1) will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Stockholders as provided in paragraph 4(e)(1).

     (r) The Acquired Fund, or its agents, (i) holds a valid Form W-8Ben, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be) or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund stockholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such stockholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such stockholder as provided by Section 3406 of the Code and the regulations thereunder.

7.   Certain Representations and Warranties of LCGF

     LCGF represents and warrants to the Acquired Fund as follows:

     (a) LCGF is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. LCGF is registered with the SEC as an open-end management investment company under the 1940 Act and is duly registered with the SEC under the 1940 Act, and such registrations will be in full force and effect as of the Effective Time.

     (b) LCGF shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions referred to in
          Section 4(b) hereof.

     (c) LCGF has the power and all necessary federal, state and local qualifications and authorizations to own all of its assets, to carry on its business, to enter into this Acquisition Plan and to consummate the transactions contemplated herein.

     (d) The Board of Directors of LCGF has duly authorized execution and delivery of this Acquisition Plan and the transactions contemplated herein. Duly authorized officers of LCGF have executed and delivered the Acquisition Plan. The Acquisition Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Acquisition Plan does not, and the consummation of the transactions contemplated by this Acquisition Plan will not violate the Charter of LCGF, its Bylaws or any material agreement to which LCGF is subject. Except for the approval of its Board, LCGF does not need to take any other action to authorize its officers to effectuate the Acquisition Plan and the transactions contemplated herein.

     (e) LCGF has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and qualifies and intends to continue to qualify as a regulated investment company for its current taxable year.

     (f) The N-14 Registration Statement, when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to stockholders, at the time of the stockholder meeting of the Acquired Fund for approval of the Acquisition and at the Effective Time, insofar as it relates to LCGF, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     (g) LCGF has duly authorized and validly issued all issued and outstanding shares of common stock of LCGF, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. LCGF has duly authorized the Class I, Advisor Class, Class K and Class A shares of LCGF referred to in Section 4(e) hereof to be issued and delivered to the Acquired Fund as of the Effective Time. When issued and delivered, such Class I, Advisor Class, Class K and Class A shares of LCGF shall be validly issued, fully paid and non-assessable, and no stockholder of LCGF shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquisition Shares, nor are there any securities convertible into Acquisition Shares.

     (h) To the knowledge of LCGF, except as has been disclosed in writing to the Acquired Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against LCGF or any of its properties or assets or any person whom LCGF may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that LCGF currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against LCGF. LCGF is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by this Acquisition Plan.

     (i) Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, LCGF is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

     (j) LCGF has filed its federal income tax returns, copies of which have been previously made available to the Acquired Fund, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. All of LCGF's tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of LCGF's knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. LCGF will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

     (k) For federal income tax purposes, LCGF qualifies as a "regulated investment company," and the provisions of Sections 851 through 855 of the Code apply to LCGF for the remainder of its current taxable year beginning August 1, 2006, and will continue to apply through the Closing Date.

     (l) The Financial Statements of LCGF, a copy of which has been previously delivered to the Acquired Fund, fairly present the financial position of LCGF's most recent fiscal year-end and the results of LCGF's operations and changes in LCGF's net assets for the period indicated.

     (m) Since the date of the Financial Statements of LCGF, there has been no material adverse change in its financial condition, results of operations, business or assets. Negative investment performance shall not be considered a material adverse change.

     (n) LCGF's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquired Fund.

     (o) LCGF will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such other state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

8.   Conditions to the Obligations of LCGF and the Acquired Fund

     The obligations of LCGF and the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

     (a) The stockholders of the Acquired Fund shall have approved the Acquisition in the manner required by the Charter of the Acquired Fund, its Bylaws and applicable law. If stockholders of the Acquired Fund fail to approve the Acquisition as required, that failure shall release the Funds of their obligations under this Acquisition Plan.

     (b) LCGF and the Acquired Fund shall have delivered to the other party a certificate dated as of the Closing Date and executed in its name by its Secretary or an Assistant Secretary, in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of LCGF or the Acquired Fund, as applicable, in this Acquisition Plan that apply to the Acquisition are true and correct in all material respects at and as of the Valuation Time.

     (c) LCGF and the Acquired Fund shall have performed and complied in all material respects with each of its representations and warranties required by this Acquisition Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

     (d) There has been no material adverse change in the financial condition, results of operations, business, properties or assets of LCGF or the Acquired Fund since the date of the most recent Financial Statements. Negative investment performance shall not be considered a material adverse change.

     (e) LCGF and the Acquired Fund shall have received an opinion of Seward & Kissel LLP reasonably satisfactory to each of them substantially to the effect that for federal income tax purposes:

          (1) the Acquisition will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that LCGF and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

          (2) a stockholder of the Acquired Fund will recognize no gain or loss on the exchange of the stockholder's shares of the Acquired Fund solely for Acquisition Shares;

          (3) neither the Acquired Fund nor LCGF will recognize any gain or loss upon the transfer of all of the Assets to LCGF in exchange for Acquisition Shares and the assumption by LCGF of the Liabilities pursuant to this Acquisition Plan or upon the distribution of Acquisition Shares to stockholders of the Acquired Fund in exchange for their respective shares of the Acquired Fund;

          (4) the holding period and tax basis of the Assets acquired by LCGF will be the same as the holding period and tax basis that the Acquired Fund had in such Assets immediately prior to the Acquisition;

          (5) the aggregate tax basis of Acquisition Shares received in connection with the Acquisition by each stockholder of the Acquired Fund (including any fractional share to which the stockholder may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefore, and increased by any gain recognized on the exchange;

          (6) the holding period of Acquisition Shares received in connection with the Acquisition by each stockholder of the Acquired Fund (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of the Acquired Fund surrendered in exchange therefor, provided that such Acquired Fund shares constitute capital assets in the hands of the stockholder as of the Closing Date; and

          (7) LCGF will succeed to the capital loss carryovers of the Acquired Fund, if any, under Section 381 of the Code, but the use by LCGF of any such capital loss carryovers (and of capital loss carryovers of LCGF) may be subject to limitation under Section 383 of the Code.

               The opinion will be based on certain factual certifications made by officers of the Funds and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

               Notwithstanding this subparagraph (e), Seward & Kissel LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Fund shall agree to make and provide additional representations to Seward & Kissel LLP with respect to the Funds that are reasonably necessary to enable Seward & Kissel LLP to deliver the tax opinion. Notwithstanding anything in this Acquisition Plan to the contrary, neither Fund may waive in any material respect the conditions set forth under this subparagraph
               (e).

     (f) The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of LCGF, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.

     (g) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with the Acquisition.

     (h)  The SEC shall not have issued any unfavorable advisory report under
          Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

     (i) Neither party shall have terminated this Acquisition Plan with respect to the Acquisition pursuant to Section 13 of this Acquisition Plan.

9.   Conditions to the Obligations of the Acquired Fund

     The obligations of the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

     (a) The Acquired Fund shall have received an opinion of Seward & Kissel LLP, counsel to LCGF, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, substantially to the effect that:

          (1) LCGF is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end, management investment company registered under the 1940 Act;

          (2) This Acquisition Plan has been duly authorized, executed and delivered by LCGF and, assuming the N-14 Registration Statement referred to in Section 2 of this Acquisition Plan does not contain any material misstatements or omissions and assuming due authorization, execution and delivery of this Acquisition Plan by the Acquired Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Acquisition Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Acquisition Plan is not material;

          (3) The Class I, Advisor Class, Class K and Class A Acquisition Shares to be delivered as provided for by this Acquisition Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by LCGF;

          (4) The execution and delivery of this Acquisition Plan did not, and the consummation of the Acquisition will not, violate the Charter of LCGF, its Bylaws or any agreement of LCGF known to such counsel, after reasonable inquiry; and

          (5) To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the SDAT, is required for LCGF to enter into this Acquisition Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of LCGF.

          In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Acquisition Plan and (v) rely on certificates of officers or directors of LCGF as to factual matters.

     (b) LCGF shall have received a letter from the Adviser with respect to insurance matters in form and substance satisfactory to the Acquired Fund.

10.  Conditions to the Obligations of LCGF

     The obligations of LCGF with respect to the Acquisition shall be subject to the following conditions precedent:

     (a) LCGF shall have received an opinion of Seward & Kissel LLP, counsel to the Acquired Fund, in form and substance reasonably satisfactory to LCGF and dated as of the Closing Date, substantially to the effect that:

          (1) The Acquired Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end management investment company registered under the 1940 Act;

          (2) This Acquisition Plan has been duly authorized, executed and delivered by the Acquired Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Acquisition Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Acquisition Plan by LCGF, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Acquisition Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Acquisition Plan is not material;

          (3) The execution and delivery of this Acquisition Plan did not, and the consummation of the Acquisition will not, violate the Charter of the Acquired Fund, its Bylaws or any agreement of the Acquired Fund known to such counsel, after reasonable inquiry, and no approval of the Acquisition Plan by the stockholders of LCGF is required under its Charter, Bylaws or applicable law; and

          (4) To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the SDAT, is required for the Acquired Fund to enter into the Acquisition Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund.

          In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law,
          (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Acquisition Plan and (v) rely on certificates of officers or directors of the Acquired Fund as to factual matters.

     (b) LCGF shall have received a letter from the Adviser agreeing to indemnify LCGF in respect of certain liabilities of the Acquired Fund in form and substance satisfactory to LCGF.

11.  Closing

     (a) The Closing shall be held at the offices of the Funds, 1345 Avenue of the Americas, New York, New York 10105, or at such other time or place as the parties may agree.

     (b) In the event that at the Valuation Time (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the LCGF is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Acquisition Plan may be terminated by either the Acquired Fund or LCGF upon the giving of written notice to the other party.

     (c) LCGF will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that Acquisition Shares issuable pursuant to the Acquisition have been credited to the Acquired Fund's account on the books of LCGF. After the Closing Date, the LCGF will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Shares have been credited pro rata to open accounts in the names of the Acquired Fund Stockholders.

     (d) At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by the Acquisition Plan.

12.  Survival of Representations and Warranties

     No representations, warranties or covenants in or pursuant to this Acquisition Plan (including certificates of officers) hereto shall survive the completion of the transactions contemplated herein.

13.  Termination of Acquisition Plan

     A majority of either Fund's Board of Directors may terminate this Acquisition Plan with respect to that Fund at any time before the applicable Effective Time if: (i) the Fund's conditions precedent set forth in Sections 8, 9 or 10 as appropriate, are not satisfied; or (ii) the Board of Directors determines that the consummation of the Acquisition is not in the best interests of the Fund or its stockholders and gives notice of such termination to the other party.

14.  Governing Law

     This Acquisition Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

15.  Brokerage Fees

     Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in the Acquisition Plan.

16.  Amendments

     The parties may, by agreement in writing authorized by their respective Board of Directors, amend this Acquisition Plan at any time before or after the stockholders of the Acquired Fund approve the Acquisition. However, after stockholders of the Acquired Fund approve the Acquisition, the parties may not amend this Acquisition Plan in a manner that materially alters the obligations of the other party. This Section shall not preclude the parties from changing the Closing Date or the Effective Time by mutual agreement.

17.  Waivers

     At any time prior to the Closing Date, either party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

18.  Indemnification of Directors

     LCGF agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Directors and officers, acting in their capacities as such, under the Acquired Fund's Articles of Incorporation and Bylaws as in effect as of the date of this Acquisition Plan shall survive the Acquisition as obligations of the LCGF and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against LCGF, its successors or assigns.

19.  Cooperation and Further Assurances

     Each party will cooperate with the other in fulfilling its obligations under this Acquisition Plan and will provide such information and documentation as is reasonably requested by the other in carrying out the Acquisition Plan's terms. Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Acquisition as, with respect to such assurances or documents, the other shall deem necessary or appropriate.

20.  Updating of N-14 Registration Statement

     If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the N-14 Registration Statement, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to stockholders appropriate disclosure with respect to the item.

21.  Limitation on Liabilities

     The obligations of the Acquired Fund and LCGF shall not bind any of the directors, stockholders, nominees, officers, agents, employees or agents of the Acquired Fund or LCGF personally, but shall bind only the Acquired Fund or LCGF, as appropriate. The execution and delivery of this Acquisition Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Acquired Fund or LCGF, as appropriate.

22.  Termination of the Acquired Fund

     If the parties complete the Acquisition, the Acquired Fund shall terminate its registration under the 1940 Act, the 1933 Act and will terminate.

23.  Notices

     Any notice, report, statement, certificate or demand required or permitted by any provision of the Acquisition Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:

     For the Acquired Fund:

          AllianceBernstein Institutional Funds, Inc - AllianceBernstein Premier Growth Institutional Fund
          1345 Avenue of the Americas
          New York, New York 10105
          Attention: Secretary

     For LCGF:

          AllianceBernstein Large Cap Growth Fund, Inc.
          1345 Avenue of the Americas
          New York, New York 10105
          Attention: Secretary

24.  Expenses

     The Acquisition expenses shall be paid by the Adviser as of the last date that the Acquisition by LCGF, as described in the N-14 Registration Statement, is considered for approval by stockholders of the Acquired Fund, whether or not the Acquisition contemplated hereby is consummated.

25.  General

     This Acquisition Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only in writing signed by both parties. The headings contained in this Acquisition Plan are for reference only and shall not affect in any way the meaning or interpretation of this Acquisition Plan. Whenever the context so requires, the use in the Acquisition Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Acquisition Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Acquisition Plan. Neither party may assign or transfer any right or obligation under this Acquisition Plan without the written consent of the other party.

     In Witness Whereof, the parties hereto have executed this Acquisition Plan as of the day and year first above written.

AllianceBernstein Institutional Funds, Inc - AllianceBernstein Premier Growth Institutional Fund

Attest:

____________________________________        By:  _______________________________
Name: ______________________                     Name: ______________________
Title: _____________________                     Title: _____________________

AllianceBernstein Large Cap Growth Fund, Inc.

Attest:

____________________________________        By:  _______________________________
Name: ______________________                     Name: ______________________
Title: _____________________                     Title: _____________________

Accepted and agreed with respect to Section 24 only:

AllianceBernstein L.P.

By:  AllianceBernstein Corporation, its General Partner

By:  ___________________________
     Name: _____________________
     Title:  ___________________

                                   APPENDIX F

                                FUND PERFORMANCE

     The charts below show the percentage gain or loss in each calendar year for the ten-year period ended December 31, 2005, for Class I shares of PGIF and Class A shares of LCGF.

     They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but not applicable sales charges. Returns would be lower if any applicable sales charges were included. The calculations of annual total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Performance results included the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that LCGF will achieve any particular level of performance after the Acquisition. Additional discussion of the manner of calculation of total return is contained in each Fund's respective Prospectus and SAI.

Calendar Year Total Returns

                                      PGIF
                                      ----

   [The following table was depicted as a Bar Chart in the printed material.]

Bar Chart
--------------------------------------------------------------------------------

  n/a     n/a     n/a   29.40  -17.60  -22.75  -30.57   23.22    9.04   15.19
--------------------------------------------------------------------------------
   96      97      98      99      00      01      02      03      04      05

                                                               Calendar Year End

The annual returns in the bar chart are for the Fund's Class I shares. Through June 30, 2006, the year-to-date unannualized return for Class I shares was -7.72%.

Best Quarter was up 31.68%, 4th quarter, 1998; and Worst Quarter was down -19.23%, 3rd quarter, 2001.

                                      LCGF
                                      ----

   [The following table was depicted as a Bar Chart in the printed material.]

Bar Chart
--------------------------------------------------------------------------------

 24.14  32.67   49.31   28.98  -19.87  -23.92  -32.38   22.71    8.19   14.15
--------------------------------------------------------------------------------
   96      97      98      99      00      01      02      03      04      05

                                                               Calendar Year End

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through June 30, 2006, the year-to-date unannualized return for Class A shares was -7.93%.

Best Quarter was up 31.05%, 4th quarter, 1998; and Worst Quarter was down -19.84%, 3rd quarter, 2001.

     The following tables list PGIF's and LCGF's average annual total return before taxes for each class of shares that will be involved in the Acquisition for the one-year, five-year and since inception periods ending December 31, 2005 for each Fund (including applicable sales charges). These tables are intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds' performance with the performance of a broad-based market index.

Average Annual Total Returns

PGIF - PERFORMANCE TABLE
-------------------------------------------------------------------------------------------------
Average Annual Total Returns
(For the periods ended December 31, 2005)
-------------------------------------------------------------------------------------------------
                                                                                        Since
                                                              1 Year       5 Years    Inception*
-------------------------------------------------------------------------------------------------
Class I**                     Return Before Taxes             15.19%        -3.66%      3.69%
                              -------------------------------------------------------------------
                              Return After Taxes on
                              Distributions                   15.19%        -3.66%      3.13%
                              -------------------------------------------------------------------
                              Return After Taxes on
                              Distributions and Sale of
                              Fund Shares                      9.87%        -3.07%      2.98%
-------------------------------------------------------------------------------------------------
Class II                      Return Before Taxes             14.74%        -3.97%      3.34%
-------------------------------------------------------------------------------------------------
Russell 1000 Growth Index     (reflects no deduction
                              for fees, expenses, or
                              taxes)                           5.26%        -3.58%      2.26%
-------------------------------------------------------------------------------------------------

*    Inception Date for both Classes is 1/7/98.

**   After-tax returns:

     -- Are shown for Class I shares only and will vary for Class II shares because these Classes have different expense ratios;

     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     -- Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LCGF - PERFORMANCE TABLE
-------------------------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2005)
-------------------------------------------------------------------------------------------------
                                                             1 Year**     5 Years**   10 Years**
-------------------------------------------------------------------------------------------------
Class A***                    Return Before Taxes            9.29%         -5.69%      6.61%
                              -------------------------------------------------------------------
                              Return After Taxes on
                              Distributions                  9.29%         -5.69%      5.85%
                              -------------------------------------------------------------------
                              Return After Taxes on
                              Distributions and Sale of
                              Fund Shares                    6.04%         -4.74%      5.58%
-------------------------------------------------------------------------------------------------
Class K                                                     14.59%         -4.75%      7.17%
-------------------------------------------------------------------------------------------------
Class I                                                     14.81%         -4.52%      7.43%
-------------------------------------------------------------------------------------------------
Advisor Class                 Return Before Taxes           14.54%         -4.58%      7.42%
-------------------------------------------------------------------------------------------------
Russell 1000 Growth Index     (reflects no deduction
                              for fees, expenses, or
                              taxes)                         5.26%         -3.58%      6.73%
-------------------------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges.

** Inception Date for Advisor Class is 10/1/96. Inception Date for Class K and Class I is 3/1/05. Performance information for periods prior to the inception of Class K, Class I and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratios of Class K and Class I and Advisor Class shares.

***  After-tax returns:

     -- Are shown for Class A shares only and will vary for Advisor Class shares because Adviser Class has a different expense ratio;

     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     -- Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                   APPENDIX G

                                 CAPITALIZATION

     The following table shows on an unaudited basis the capitalization of each of PGIF and LCGF as of July 31, 2006 and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of PGIF by LCGF at net asset value as of July 31, 2006.


                                                                   Pro Forma
                                                   Pro Forma       Combined
                       PGIF          LCGF         Adjustments       Fund(1)
--------------------------------------------------------------------------------
                      Class I         Class I                        Class I
--------------------------------------------------------------------------------
Net Asset
Value             $72,147,032     $10,836,725                       $82,983,757
--------------------------------------------------------------------------------
Shares
outstanding         7,002,684         579,435      (3,145,014)        4,437,106
--------------------------------------------------------------------------------
Net asset
value per share        $10.30          $18.70                            $18.70
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     Advisor                           Advisor
                      Class I         Class                             Class
--------------------------------------------------------------------------------
Net Asset
Value                 $75,500    $151,814,693                      $151,890,193
--------------------------------------------------------------------------------
Shares
outstanding             7,328       7,903,787          (3,397)        7,907,717
--------------------------------------------------------------------------------
Net asset
value per share        $10.30          $19.21                            $19.21
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     Class II      Class A                          Class A
--------------------------------------------------------------------------------
Net Asset
Value              $2,282,780  $1,094,613,787                    $1,096,896,567
--------------------------------------------------------------------------------
Shares
outstanding           228,170      58,977,655        (105,174)       59,100,650
--------------------------------------------------------------------------------
Net asset
value per share        $10.00          $18.56                            $18.56
--------------------------------------------------------------------------------


(1) Assumes the Acquisition was consummated on July 31, 2006 and is for information purposes only. No assurance can be given as to how many shares of LCGF will be received by the shareholders of PGIF on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of LCGF that actually will be received on or after such date.

                                   APPENDIX H

                           SHARE OWNERSHIP INFORMATION

Shares Outstanding

     As of January 1, 2006 each Fund had the following number of shares of common stock outstanding.

--------------------------------------------------------------------------------
                                   Class                Number of Outstanding
                                                              Shares of
             Fund                                            Common Stock
--------------------------------------------------------------------------------
PGIF                                 I                         7,015,329
--------------------------------------------------------------------------------
                                    II                           283,903
--------------------------------------------------------------------------------
LCGF                                 A                        70,036,279
--------------------------------------------------------------------------------
                                  Advisor                      7,623,938
--------------------------------------------------------------------------------
                                     K                             3,199
--------------------------------------------------------------------------------
                                     I                           119,701
--------------------------------------------------------------------------------

Ownership of Shares

     As of July 20, 2006, the directors and officers of each Fund as a group beneficially owned less than 1% of the outstanding shares of common stock of that Fund and, to the knowledge of each Fund, the following persons owned, either of record or beneficially, 5% or more of the outstanding shares of the Fund.

------------------------------------------------------------------------------------------
                                                        Number of          Percentage of
                                                   Outstanding Shares   Outstanding Shares
 Fund and Class   Name and Address of Shareholder    of Class Owned       of Class Owned
------------------------------------------------------------------------------------------
PGIF
------------------------------------------------------------------------------------------
  Class I         PIMS/Prudential Retirement          1,892,498.365           27.01%
                  300 International PKWY STE 270
                  Heathrow, FL 32746
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                  Trust for Profit Sharing PL         3,562,794.086           50.85%
                  1345 Avenue of Americas
                  New York, NY 10105
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                  Investors Bank & Trust Co             736,703.762           10.51%
                  4 Manhattanville Road
                  Purchase, NY 10577
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
LCGF
------------------------------------------------------------------------------------------
  Class A         Pershing LLC                        3,793,661.394            6.40%
                  P.O. Box 2052
                  Jersey City, NJ 07303
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                  MLPF&S For Sole Benefit of Its      6,932,813.423           11.70%
                  Customers
                  4800 Deer Lake Drive East,
                   2nd Floor
                  Jacksonville, FL 32246
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
  Advisor Class   Merrill Lynch                         610,528.604            7.73%
                  4800 Deer Lake Drive East
                  2nd Floor
                  Jacksonville, FL 32246
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                  Citigroup Global Markets              685,223.563            8.68%
                  333 West 34th Street - 3rd
                  Floor
                  New York, NY 10001
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                  Collegebound Fund                   1,700,908.988           21.53%
                  500 Plaza Drive
                  Secaucus, NJ 07094
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
  Class K         Dunkirk Printing Pressmen &            57,415.766           67.55%
                  Assistants Union Local
                  Pension Plan
                  100 Winners Circle
                  Brentwood, TN 37027
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                  Union Bank of CA Trust Nominee         17,216.818           20.25%
                  P.O. Box 85484
                  San Diego, CA 92186
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
  Class I         Union Bank of CA Trust Nominee         60,465.862           10.58%
                  J. D'Addario & Company MPP
                  Employees Pension Plan
                  P.O. Box 85484
                  San Diego California 92186
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                  Union Bank of CA Trust Nominee        114,423.230           20.02%
                  Associated Radiologist PA
                  401K PSP
                  P.O. Box 85484
                  San Diego, CA 92186
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                  Union Bank of CA Trust Nominee         89,537.601           15.67%
                  Muskegon Surgical Associates PC
                  401 K Retirement Plan
                  P.O. Box 85484
                  San Diego, CA 92186
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                  Union Bank of CA Trust Nominee         29,984.668            5.25%
                  Worldwide Dreams Deferred Comp
                  PL
                  P.O. Box 85484
                  San Diego, CA 92186
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                  Union Bank of CA Trust Nominee         96,031.226           16.80%
                  George Little Mfmt LLC
                  401K PSP
                  P.O. Box 85484
                  San Diego, CA 92186
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                  Union Bank of CA Nominee FBO           40,056.810            7.01%
                  Southeast Radiology LTD PSP
                  P.O. Box 85484
                  San Diego, CA 92186
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                  Union Bank of CA Trust Nominee         75,159.058           13.15%
                  Group Pension Plan for
                  Employees Of Rosenn Jenkins &
                  Greenwald LLP
                  P.O. Box 85484
                  San Diego, CA 92186
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                  Union Bank of CA Trust Nominee         44,643.320            7.81%
                  FBO WEBCOR Builders
                  401 K PSP
                  P.O. Box 85484
                  San Diego, CA 92186
------------------------------------------------------------------------------------------

     The following table shows the percentage of combined Fund's shares to be owned by the above listed shareholders, if the Acquisition had been consummated as of July 20, 2006.

-------------------------------------------------------------------------------------------
                                                                           Percentage of
                                                                        Outstanding Shares
                                                       Combined          of Combined Fund
 Fund and Class   Name and Address of Shareholder     Fund Class            Class Owned
-------------------------------------------------------------------------------------------
PGIF
-------------------------------------------------------------------------------------------

  Class I         PIMS/Prudential Retirement             Class I              47.56%
                  300 International PKWY STE 270
                  Heathrow, FL 32746
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                  Trust for Profit Sharing PL            Class I              89.54%
                  1345 Avenue of Americas
                  New York, NY 10105
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                  Investors Bank & Trust Co           Advisor Class            8.32%
                  4 Manhattanville Road
                  Purchase, NY 10577
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
LCGF
-------------------------------------------------------------------------------------------
  Class A         Pershing LLC                           Class A               6.39%
                  P.O. Box 2052
                  Jersey City, NJ 07303
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                  MLPF&S For Sole Benefit of Its         Class A              11.68%
                  Customers
                  4800 Deer Lake Drive East,
                  2nd Floor
                  Jacksonville, FL 32246
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
  Advisor Class   Merrill Lynch                       Advisor Class            7.32%
                  4800 Deer Lake Drive East
                  2nd Floor
                  Jacksonville, FL 32246
-------------------------------------------------------------------------------------------
                  Citigroup Global Markets            Advisor Class            8.22%
                  333 West 34th Street - 3rd
                  Floor
                  New York, NY 10001
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                  Collegebound Fund                   Advisor Class           20.39%
                  500 Plaza Drive
                  Secaucus, NJ 07094
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
  Class K         Dunkirk Printing Pressmen &            Class K              67.55%
                  Assistants Union Local
                  Pension Plan
                  100 Winners Circle
                  Brentwood, TN 37027
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                  Union Bank of CA Trust Nominee         Class K              20.25%
                  P.O. Box 85484
                  San Diego, CA 92186
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
  Class I         Union Bank of CA Trust Nominee         Class I               1.52%
                  J. D'Addario & Company MPP
                  Employees Pension Plan
                  P.O. Box 85484
                  San Diego California 92186
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                  Union Bank of CA Trust Nominee         Class I               2.88%
                  Associated Radiologist PA
                  401K PSP
                  P.O. Box 85484
                  San Diego, CA 92186
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                  Union Bank of CA Trust Nominee         Class I               2.25%
                  Muskegon Surgical Associates PC
                  401 K Retirement Plan
                  P.O. Box 85484
                  San Diego, CA 92186
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                  Union Bank of CA Trust Nominee         Class I               0.75%
                  Worldwide Dreams Deferred Comp PL
                  P.O. Box 85484
                  San Diego, CA 92186
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                  Union Bank of CA Trust Nominee         Class I               2.41%
                  George Little Mfmt LLC
                  401K PSP
                  P.O. Box 85484
                  San Diego, CA 92186
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                  Union Bank of CA Nominee FBO           Class I               1.01%
                  Southeast Radiology LTD PSP
                  P.O. Box 85484
                  San Diego, CA 92186
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                  Union Bank of CA Trust Nominee         Class I               1.89%
                  Group Pension Plan for
                  Employees
                  Of Rosenn Jenkins & Greenwald LLP
                  P.O. Box 85484
                  San Diego, CA 92186
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                  Union Bank of CA Trust Nominee         Class I               1.12%
                  FBO WEBCOR Builders
                  401 K PSP
                  P.O. Box 85484
                  San Diego, CA 92186
-------------------------------------------------------------------------------------------

                                   APPENDIX I

         CERTAIN INFORMATION APPLICABLE TO CLASS A, CLASS K, CLASS I AND
                          ADVISOR CLASS SHARES OF LCGF

How to Buy Shares

Class A, Class K and Class I Shares
-----------------------------------

     Class A, Class K and Class I shares are available at net asset value, or NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans"), as follows: Class A shares are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLEIRA plans with at least $250,000 in plan assets or 100 employees. Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets.

     Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and are available to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates.

     Class A, Class K and Class I shares are also available to AllianceBernstein-sponsored group retirement plans. Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans.

Advisor Class Shares
--------------------

     You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

     o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Fund's principal underwriter;

     o through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

     o by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

     The Fund's SAI has more detailed information about who may purchase and hold Advisor Class shares.

Required Information
--------------------

     The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

General
-------

     The Fund may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

The Different Share Class Expenses

     This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees) or CDSCs. Please see below for a discussion of how CDSCs are calculated.

        ----------------------------------------------------------------
                            What is a Rule 12b-1 Fee?

     A Rule 12b-1 fee is a fee deducted from the Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the Fund's fee table near the front of its Prospectus.

        ----------------------------------------------------------------

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees
--------------------------------------------------------------------------

     The Fund has adopted plans under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares involved in the Acquisition is:

                               Distribution and/or Service
                               (Rule 12b-1) Fee (as a
                               Percentage of Aggregate
                               Average Daily Net Assets)
                               ---------------------------
          Class A                     .30%*
          Class K                     .25%
          Class I                     None
          Advisor Class               None

----------
* The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of LCGF is .50% of the aggregate average daily net assets. The Directors of LCGF currently limit the payments to .30%.

     Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class K and Class I shares have a lower or no Rule 12b-1 fee. Therefore, Class K and Class I shares have a lower expense ratio and may have a higher NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares
--------------

     Class A shares do not have an initial sales charge. Class A shares may be subject to a CDSC of up to 1%. When a non-AllianceBernstein-sponsored group retirement plan terminates a Fund as an investment option, all investments in Class A shares of that Fund through the plan are subject to a 1%, 1-year CDSC upon redemption. In addition, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Fund's Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of shares being redeemed.

Class K and Class I Shares
--------------------------

Class K and Class I shares do not have an initial sales charge or CDSC.

Advisor Class Shares -- Fee-Based Program Alternative
-----------------------------------------------------

     You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges. However, when you purchase Advisor Class shares through your financial advisor, your financial advisor may charge a fee. Advisor Class shares are not available to everyone. See "How to Buy Shares" above.

Distribution Arrangements for Group Retirement Plans

     The Fund offers distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for group retirement plans as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements that are different from those described in the Fund's Prospectus and SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class parameters as set forth in the Fund's Prospectus and SAI. Group retirement plans also may not offer all classes of shares of the Fund. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Payments to Financial Intermediaries

     Financial intermediaries market and sell shares of the Fund. These financial intermediaries may receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you may pay.

        ----------------------------------------------------------------
                        What is a Financial Intermediary?

     A financial intermediary is a firm that receives compensation for selling shares of the Fund offered in this Prospectus and/or provides services to the Fund's shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.

        ----------------------------------------------------------------

     In the case of Class A shares, the Fund's principal underwriter, ABI, may pay financial intermediaries a fee of up to 1%. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

     In the case of Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class K shares. Your financial intermediary receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

          -    12b-1 fees

          -    additional distribution support

          -    defrayal of costs for educational seminars and training

          - payments related to providing shareholder record-keeping and/or transfer

          -    agency services

     In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

     In addition to the Rule 12b-1 fees described above, ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and
(b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. For 2005, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17,500,000. In 2004, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16,000,000, for distribution services and educational support related to the AllianceBernstein Mutual Funds. A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to allow ABI to provide information for educational and marketing purposes. ABI's goal is to make the financial intermediaries who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the Funds.

     The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Fund Operating Expenses" in the Fund's Prospectus.

     If one mutual fund sponsor makes greater distribution assistance payments than another, a financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if a financial intermediary receives more distribution assistance for one share class versus another, the financial intermediary may have an incentive to recommend that class.

     As of the date of the Fund's most recent Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

A.G. Edwards
AIG Advisor Group
American Express Financial Advisors
AXA Advisors
Banc of America
Bank One Securities Corp.
Charles Schwab
Chase Investment Services
Citigroup Global Markets
Commonwealth Financial
IFMG Securities
ING Advisors Network
Legg Mason
Lincoln Financial Advisors
Linsco Private Ledger
Merrill Lynch
Morgan Stanley
Mutual Service Corporation
National Financial
NPH Holdings
PFS Investments
Piper Jaffray
Raymond James
RBC Dain Rauscher
Securities America
SunTrust Bank
UBS Financial
Uvest Financial Services
Wachovia Securities
Wells Fargo

     Although the Fund may use brokers or other financial intermediaries who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

How to Exchange Shares

     You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange through your financial intermediary. In order to receive a day's NAV, your financial intermediary must receive and confirm your telephone exchange request by 4:00 p.m., Eastern Time, on that day. The Fund may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

How to Sell or Redeem Shares

     You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the New York Stock Exchange is open. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). Your financial intermediary must receive your sales request by 4:00 p.m., Eastern Time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your financial intermediary is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

Frequent Purchases and Redemptions of Fund Shares

     The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally
---------------------------------------------------------------

     While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

     A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

     A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Policy Regarding Short-term Trading
-----------------------------------

     Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

          o Transaction Surveillance Procedures. The Fund, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

          o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

          o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity
--------------------------------------------------------------------------------

     A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices
------------------------------------------------------------------------

     Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

How the Fund Values Its Shares

     The Fund's NAV is calculated at the close of regular trading on the NYSE (ordinarily, 4:00 p.m., Eastern Time), only on days when the NYSE is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

     The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

     The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

     Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

     Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.

                                   APPENDIX J

                                LEGAL PROCEEDINGS

     As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

     On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

    (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

     In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

     A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

     In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

     On October 2, 2003, a purported class action complaint entitled Hindo, et al.v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

     Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

     On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

     On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

     On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

     On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

     On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

     On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

     Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

     On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

     It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

     On August 7, 2006, the Mutual Fund MDL signed an Order staying the actions (including discovery) against the Alliance defendants pending settlement.

                                   APPENDIX K

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for LCGF as of the end of the Fund's last fiscal year and by Ernst & Young LLP, the independent registered public accounting firm for PGIF, whose reports, along with each Fund's financial statements, are included in each Fund's annual report and available upon request.

                                                                      LCGF
                                                                      ----

                                                                    Class A
                                                                    -------
                                      Six Months
                                         Ended                   Year Ended             December 1,            Year Ended
                                      January 31,                 July 31,                 2002                November 30,
                                         2006         ------------------------------    to July 31,    -----------------------------
                                      (unaudited)          2005             2004          2003(a)          2002            2001
                                     -------------    -------------    -------------   -------------   -------------   -------------
Net asset value, beginning of period $       19.15    $       16.28    $       15.58   $       15.07   $       20.24   $       29.51
                                     -------------    -------------    -------------   -------------   -------------   -------------

Income From Investment Operations
Net investment loss(b) .............         (.14)         (.14)(c)      (.15)(c)(d)           (.10)           (.19)           (.19)
Net realized and unrealized gain
  (loss) on investment transactions           2.62             3.01              .85             .61          (4.98)          (6.43)
                                     -------------    -------------    -------------   -------------   -------------   -------------
Net increase (decrease) in net asset
  value from operations ............          2.48             2.87              .70             .51          (5.17)          (6.62)
                                     -------------    -------------    -------------   -------------   -------------   -------------

Less: Distributions
Distributions from net realized gain
  on investment transactions .......           -0-              -0-              -0-             -0-             -0-          (2.38)
Distributions in excess of net
  realized gain on investment
  transactions .....................           -0-              -0-              -0-             -0-             -0-           (.27)
                                     -------------    -------------    -------------   -------------   -------------   -------------
Total distributions ................           -0-              -0-              -0-             -0-             -0-          (2.65)
                                     -------------    -------------    -------------   -------------   -------------   -------------
Net asset value, end of period ..... $       21.63    $       19.15    $       16.28   $       15.58   $       15.07   $       20.24
                                     =============    =============    =============   =============   =============   =============

Total Return
Total investment return based on net
  asset value(e) ...................        12.95%           17.63%            4.49%           3.38%        (25.54)%        (24.90)%

Ratios/Supplemental Data

Net assets, end of period (000's
  omitted) ......................... $   1,515,170    $   1,348,678    $   1,550,292   $   1,757,243   $   2,098,623   $   3,556,040

Ratio to average net assets of:
   Expenses, net of
     waivers/reimbursements ........   1.73%(f)(g)            1.50%            1.58%        1.89%(g)           1.73%           1.53%
   Expenses, before
     waivers/reimbursements ........   1.73%(f)(g)            1.53%            1.76%        1.89%(g)           1.73%           1.53%
   Net investment loss ............. (1.20)%(f)(g)        (.82)%(c)     (.90)%(c)(d)      (1.08)%(g)         (1.09)%          (.83)%
Portfolio turnover rate ............        34%              56%              61%             60%                93%            135%

See footnotes on page 75.

                                                            Advisor Class
                                                            -------------
                                      Six Months
                                         Ended                   Year Ended             December 1,            Year Ended
                                      January 31,                 July 31,                 2002                November 30,
                                         2006         ------------------------------    to July 31,    -----------------------------
                                      (unaudited)          2005             2004          2003(a)          2002            2001
                                     -------------    -------------    -------------   -------------   -------------   -------------
Net asset value, beginning of period $       19.76    $       16.74    $       15.97   $       15.42   $       20.65   $       29.99
                                     -------------    -------------    -------------   -------------   -------------   -------------

Income From Investment Operations
Net investment loss(b) .............         (.08)         (.09)(c)      (.10)(c)(d)           (.08)           (.14)           (.14)
Net realized and unrealized gain
  (loss) on investment transactions           2.68             3.11              .87             .63          (5.09)          (6.55)
                                     -------------    -------------    -------------   -------------   -------------   -------------
Net increase (decrease) in net asset
  value from operations ............          2.60             3.02              .77             .55          (5.23)          (6.69)
                                     -------------    -------------    -------------   -------------   -------------   -------------

Less: Distributions
Distributions from net realized gain
  on investment transactions .......           -0-              -0-              -0-             -0-             -0-          (2.38)
Distributions in excess of net
  realized gain on investment
  transactions .....................           -0-              -0-              -0-             -0-             -0-           (.27)
                                     -------------    -------------    -------------   -------------   -------------   -------------
Total distributions ................           -0-              -0-              -0-             -0-             -0-          (2.65)
                                     -------------    -------------    -------------   -------------   -------------   -------------
Net asset value, end of period ..... $       22.36    $       19.76    $       16.74   $       15.97   $       15.42   $       20.65
                                     =============    =============    =============   =============   =============   =============

Total Return
Total investment return based on net
  asset value(e) ...................        13.16%           18.04%            4.82%           3.57%        (25.33)%        (24.72)%

Ratios/Supplemental Data

Net assets, end of period (000's
  omitted) ......................... $     170,446    $   1,040,894    $     761,895   $     793,162   $     590,508   $     510,603

Ratio to average net assets of:
   Expenses, net of
     waivers/reimbursements ........   1.37%(f)(g)            1.20%            1.28%        1.60%(g)           1.45%           1.25%
   Expenses, before
     waivers/reimbursements ........   1.37%(f)(g)            1.23%            1.46%        1.60%(g)           1.45%           1.25%
   Net investment loss .............  (.93)%(f)(g)        (.53)%(c)     (.60)%(c)(d)       (.78)%(g)          (.79)%          (.59)%
Portfolio turnover rate ............     34%                  56%          61%               60%                 93%            135%

See footnotes on page 75.

                                     Class K
                                     -------

                                                Six Months Ended      March 1,
                                                January 31, 2006    2005(h) to
                                                   (unaudited)     July 31, 2005
                                                ----------------   -------------

Net asset value, beginning of period .............   $19.19            $17.63
                                                     ------            ------

Income From Investment Operations
Net investment loss(b) ...........................     (.10)             (.04)
Net realized and unrealized gain on
  investment transactions ........................     2.63              1.60
                                                     ------            ------
Net increase in net asset value from
  operations .....................................     2.53              1.56
                                                     ------            ------
Net asset value, end of period ...................   $21.72            $19.19
                                                     ======            ======

Total Return
Total investment return based on net
  asset value(e) .................................    13.18%             8.85%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ........   $   69            $   11
Ratio to average net assets of:
  Expenses (g) ...................................     1.42%(f)          1.03%
  Net investment loss(g) .........................    (.86)%(f)         (.48)%
Portfolio turnover rate ..........................       34%               56%

See footnotes on page 75.

                                     Class I
                                     -------

                                                Six Months Ended      March 1,
                                                January 31, 2006    2005(h) to
                                                   (unaudited)     July 31, 2005
                                                ----------------   -------------

Net asset value, beginning of period ............   $   19.20        $   17.63
                                                    ---------        ---------

Income From Investment Operations
Net investment loss(b) ..........................        (.07)            (.02)
Net realized and unrealized gain on
  investment transactions .......................        2.63             1.59
                                                    ---------        ---------
Net increase in net asset value from
  operations ....................................        2.56             1.57
                                                    ---------        ---------
Net asset value, end of period ..................   $   21.76        $   19.20
                                                    =========        =========

Total Return
Total investment return based on net
  asset value(e) ................................       13.33%            8.90%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) .......   $   2,605        $      11
Ratio to average net assets of:
  Expenses (g) ..................................        1.09%(f)          .83%
  Net investment loss(g) ........................       (.53)%(f)        (.27)%
Portfolio turnover rate .........................          34%              56%

----------

(a)  The Fund changed its fiscal year end from November 30 to July 31.

(b)  Based on average shares outstanding.

(c)  Net of fees and expenses waived/reimbursed by the Adviser.

(d)  Net of fees and expenses waived/reimbursed by the Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(g)  Annualized.

(h)  Commencement of distributions.

                                                           PGIF
                                                           ----

                                                         Class I
                                                         -------
                                       Six Months
                                          Ended
                                        April 30,                             Year Ended October 31,
                                           2006      -------------------------------------------------------------------
                                       (unaudited)       2005          2004          2003          2002          2001
                                       -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period   $     10.86   $      9.21   $      8.95   $      7.92   $      9.87   $     17.06
                                       -----------   -----------   -----------   -----------   -----------   -----------

Income From Investment Operations
Net investment loss(b) .............         (.01)         (.02)         (.03)         (.01)         (.02)         (.02)
Net realized and unrealized gain
  (loss) on investment transactions            .68          1.67           .29          1.04        (1.93)        (5.94)
                                       -----------   -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net asset
  value from operations ............           .67          1.65           .26          1.03        (1.95)        (5.96)
                                       -----------   -----------   -----------   -----------   -----------   -----------

Less: Distributions
Distributions from net realized gain
  on investment transactions .......           -0-           -0-           -0-           -0-           -0-        (1.12)
Distributions in excess of net
  realized gain on investment
  transactions .....................           -0-           -0-           -0-           -0-           -0-         (.11)
                                       -----------   -----------   -----------   -----------   -----------   -----------
Total distributions ................           -0-           -0-           -0-           -0-           -0-        (1.23)
                                       -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period .....   $     11.53   $     10.86   $      9.21   $      8.95   $      7.92   $      9.87
                                       ===========   ===========   ===========   ===========   ===========   ===========

Total Return
Total investment return based on net
  asset value(e) ...................         6.17%        17.92%         2.91%        13.01%      (19.76)%      (37.36)%

Ratios/Supplemental Data
Net assets, end of period (000's
  omitted) .........................   $    84,176   $    72,240   $    57,912   $    74,042   $    67,380   $   178,157
Ratio to average net assets of:
   Expenses, net of
     waivers/reimbursements ........    .90%(e)(f)          .90%          .90%          .90%          .90%          .90%
   Expenses, before
     waivers/reimbursements ........   1.25%(e)(f)         1.38%         1.49%         1.54%         1.32%         1.16%
   Net investment loss .............  (.24)%(e)(f)        (.25)%        (.30)%        (.08)%        (.23)%        (.20)%
Portfolio turnover rate ............     51%                 73%           74%           91%           96%          156%

See footnotes on page 77.

                                                         Class II
                                                         --------
                                       Six Months
                                          Ended
                                        April 30,                             Year Ended October 31,
                                           2006      -------------------------------------------------------------------
                                       (unaudited)       2005          2004          2003          2002          2001
                                       -----------   ----------    ----------    ----------    ----------    -----------
Net asset value, beginning of period   $    10.57    $     8.99    $     8.76    $     7.78    $     9.73     $    16.88
                                       ----------    ----------    ----------    ----------    ----------     ----------

Income From Investment Operations
Net investment loss(b) .............        (.03)         (.05)         (.05)         (.03)         (.05)          (.06)
Net realized and unrealized gain
  (loss) on investment transactions           .67          1.63           .28          1.01        (1.90)         (5.86)
                                       ----------    ----------    ----------    ----------    ----------     ----------
Net increase (decrease) in net asset
  value from operations ............          .64          1.58           .23           .98        (1.95)         (5.92)
                                       ----------    ----------    ----------    ----------    ----------     ----------

Less: Distributions
Distributions from net realized gain
  on investment transactions .......          -0-           -0-           -0-           -0-           -0-         (1.12)
Distributions in excess of net
  realized gain on investment
  transactions .....................          -0-           -0-           -0-           -0-           -0-          (.11)
                                       ----------    ----------    ----------    ----------    ----------     ----------
Total distributions ................          -0-           -0-           -0-           -0-           -0-         (1.23)
                                       ----------    ----------    ----------    ----------    ----------     ----------
Net asset value, end of period .....   $    11.21    $    10.57    $     8.99    $     8.76    $     7.78     $     9.73
                                       ==========    ==========    ==========    ==========    ==========     ==========

Total Return
Total investment return based on net
  asset value(e) ...................        6.05%        17.58%         2.63%        12.60%      (20.04)%       (37.54)%

Ratios/Supplemental Data

Net assets, end of period (000's
  omitted) .........................   $    2,702    $    3,212    $    3,988    $   20,574    $   20,672     $   28,152

Ratio to average net assets of:
   Expenses, net of
     waivers/reimbursements ........  1.20%(e)(f)         1.20%         1.20%         1.20%         1.20%          1.20%
   Expenses, before
     waivers/reimbursements ........  1.53%(e)(f)         1.68%         1.72%         1.80%         1.60%          1.49%
   Net investment loss ............. (.55)%(e)(f)        (.53)%        (.61)%        (.39)%        (.52)%         (.52)%
Portfolio turnover rate ............    51%                 73%           74%           91%           96%           156%

----------

(a)  Based on average shares outstanding.

(b)  Net of expenses waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales change or contingent deferred sales change is not reflected on the calculation of the total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)   000's omitted.

(e)  Annualized

(f) The ratio includes expenses attributable to estimated costs of proxy solicitation.


SK 00250 0209 689953v4

                  ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND, INC.

                           1345 Avenue of the Americas
                               New York, New York
                            Toll Free (800) 221-5672

================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION
                                 August 9, 2006

     This Statement of Additional Information (the "SAI") relates to the proposed acquisition (the "Acquisition") of all of the assets and liabilities of AllianceBernstein Premier Growth Institutional Fund ("PGIF"), a series of AllianceBernstein Institutional Funds, Inc., by AllianceBernstein Large Cap Growth Fund, Inc. ("LCGF").

     This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated September [__], 2006 (the "Prospectus/Proxy Statement") of LCGF which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of PGIF in exchange for shares of LCGF and the assumption by LCGF of all the liabilities of PGIF. PGIF would distribute the LCGF shares it receives to its shareholders in complete liquidation of PGIF. LCGF will be the survivor for accounting purposes.

     This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to PGIF at 1345 Avenue of the Americas, New York, New York 10105, or by calling 1-800-221-5672.

================================================================================

                                TABLE OF CONTENTS
                                                                            Page

ADDITIONAL INFORMATION ABOUT LCGF AND PGIF
FINANCIAL STATEMENTS

Additional Information About LCGF and PGIF

     Further information about LCGF and PGIF is contained in their Statements of Additional Information dated November 1, 2005, as amended December 30, 2005, and March 1, 2006, respectively, which are available upon request and without charge by writing to PGIF at 1345 Avenue of the Americas, New York, New York 10105, or by calling 1-800-221-5672.

Financial Statements

     The financial statements and Report of Independent Registered Public Accounting Firm contained in the Annual Report for the twelve months ended July 31, 2005, of LCGF, which report contains historical financial information regarding LCGF, has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

     The financial statements and Report of Independent Registered Public Accounting Firm contained in the Annual Report for the twelve months ended October 31, 2005, of PGIF, which report contains historical financial information regarding PGIF, has been filed with the Securities and Exchange Commission and is incorporated herein by reference.


SK 00250 0209 690731

                                     PART C
                                OTHER INFORMATION

ITEM 15. Indemnification

                    It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a)
               Article IX of the Registrant's Amended and Restated By-Laws filed as Exhibit (b) and Section 10 of the Distribution Services Agreement filed as Exhibit (e)(1) all filed in response to item 23 of the Registrant's Registration Statement filed on Form N-1A (File Nos. 33-49530 and 811-6730) all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, , as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in
               Section 4 of the Advisory Agreement filed as Exhibit (d) in response to Item 23 of the Registration Statement filed on Form N-1A, (File Nos. 33-49530 and 811-6730), as set forth below.

Section 2-418 of the Maryland General Corporation Law reads as follows:

          "2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS.--

               (a) In this section the following words have the meaning indicated.

                    (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

                    (2) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

                    (3)  "Expenses" include attorney's fees.

                    (4)  "Official capacity" means the following:

                         (i) When used with respect to a director, the office of director in the corporation; and

                         (ii) When used with respect to a person other than a
                              director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                        (iii) "Official capacity" does not include service for
                              any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

                    (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

                    (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

               (b)  (1)  A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

                         (i) The act or omission of the director was material to the matter giving rise to the proceeding; and

                              1.   Was committed in bad faith; or

                              2.   Was the result of active and deliberate
                                   dishonesty; or

                         (ii) The director actually received an improper
                              personal benefit in money, property, or services;
                              or

                        (iii) In the case of any criminal proceeding, the
                              director had reasonable cause to believe that the act or omission was unlawful.

                    (2)  (i)  Indemnification may be against judgments,
                              penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                         (ii) However, if the proceeding was one by or in the
                              right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

                    (3)  (i)  The termination of any proceeding by judgment,
                              order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                         (ii) The termination of any proceeding by conviction,
                              or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

                    (4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

                         (i)  For a proceeding brought to enforce
                              indemnification under this section; or

                         (ii) If the charter or bylaws of the corporation, a
                              resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

               (c) A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

               (d)  Unless limited by the charter:

                    (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

                    (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                         (i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                         (ii) If it determines that the director is fairly and
                              reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

                    (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

               (e)  (1)  Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection
                         (b) of this section.

                    (2)  Such determination shall be made:

                         (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                         (ii) By special legal counsel selected by the board or
                              a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

                        (iii) By the stockholders.

                    (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

                    (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

               (f)  (1)  Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

                         (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

                         (ii) A written undertaking by or on behalf of the
                              director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                    (2) The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

                    (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

               (g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

               (h) This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

               (i)  For purposes of this section:

                    (1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

                    (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

                    (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

               (j)  Unless limited by the charter:

                    (1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

                    (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

                    (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

               (k)  (1)  A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

                    (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

                    (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

               (l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

Article EIGHTH of the Registrant's Articles of Incorporation reads as follows:

          "(1) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

          "(2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

          "(3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          "(4) References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the Charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment."

Article IX of the Registrant's Amended and Restated By-Laws reads as follows:

          To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to
(a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

          Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

          The Advisory Agreement between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect AllianceBernstein L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

          The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) ("ABI") provides that the Registrant will indemnify, defend and hold ABI and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

          The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation and Amended and Restated By-Laws, the Advisory Agreement between Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between Registrant and ABI which are filed as Exhibits (a), (b), (d) and (e), respectively, in response to Item 23 of the Registrant's Registration Statement filed on Form N-1A (File Nos. 33-49530 and 811-6730) and each of which are incorporated by reference herein.

          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

          The Registrant participates in a Joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by AllianceBernstein L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 16. Exhibits
         --------

     (1) (a) Articles of Incorporation of Registrant - Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 14 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on January 30, 1998.

          (b) Articles of Amendment to Articles of Incorporation of the Registrant dated July 31, 1992 and filed August 3, 1992 - Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 14 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on January 30, 1998.

          (c) Certificate of Correction of Articles of Amendment dated September 22, 1992 and filed September 24, 1992 - Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 15 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on October 30, 1998.

          (d) Articles Supplementary to Articles of Incorporation of Registrant dated April 29, 1993 and filed April 30, 1993 - Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 15 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on October 30, 1998.

          (e) Articles Supplementary to Articles of Incorporation of Registrant dated September 30, 1996 and filed October 1, 1996 - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 11 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on January 30, 1998.

          (f) Articles of Amendment to Articles of Incorporation dated March 19, 2003 and filed March 20, 2003 - Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 28 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on August 7, 2003.

          (g) Articles Supplementary to Articles of Incorporation dated July 31, 2003 and filed August 1, 2003 - Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 28 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on August 7, 2003.

          (h) Articles of Amendment to Articles of Incorporation dated October 19, 2004 and filed December 8, 2004 - Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 32 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on February 28, 2005.

          (i) Articles Supplementary to the Articles of Incorporation dated February 17, 2005 and filed February 22, 2005 - Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 32 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on February 28, 2005.

     (2)  Amended and Restated By-Laws of the Registrant - Filed herewith.

     (3)  Not applicable.

     (4) Form of Agreement and Plan of Acquisition and Liquidation of AllianceBernstein Premier Growth Fund - Constitutes Appendix E to Part A hereof.

     (5)  Not applicable.

     (6) (a) Advisory Agreement between the Registrant and AllianceBernstein L.P. - Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 14 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on January 30, 1998.

          (b) Form of Amended and Restated Advisory Agreement - Incorporated by reference to Exhibit (d)(2) to Post Effective Amendment No. 31 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on November 1, 2004.

     (7) (a) Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 14 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on January 30, 1998.

          (b) Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) dated July 16, 1996 - Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 11 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on February 3, 1997.

          (c) Amendment to the Distribution Services Agreement dated November 3, 2003 between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (e)(3) to Post Effective Amendment No. 31 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on November 1, 2004.

          (d) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 32 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on February 28, 2005.

          (e) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 34 of the Registration Statement on Form N-1A of AllianceBernstein Municipal Income Fund, Inc. (File Nos. 33-7812 and 811-04791) filed with the Securities and Exchange Commission on January 28, 2005.

          (f) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected agents making available shares of Registrant Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 34 of the Registration Statement on Form N-1A of AllianceBernstein Municipal Income Fund, Inc. (File Nos. 33-7812 and 811-04791) filed with the Securities and Exchange Commission on January 28, 2005.

     (8)  Not applicable.

     (9) Custodian Contract between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 14 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on January 30, 1998.

     (10) (a)  Rule 12b-1 Plan - See Exhibit (7)(1) hereto.

          (b) Form of Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 32 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on February 28, 2005.

     (11) Opinion and Consent of Seward & Kissel LLP regarding the legality of the securities - Filed herewith.

     (12) Form of Opinion of Seward & Kissel LLP as to Tax Matters - To be filed by amendment.

     (13) (a) Transfer Agency Agreement between the Registrant and AllianceBernstein Global Investor Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 14 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on January 30, 1998.

          (b) Code of Ethics for the Fund - Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

          (c) Code of Ethics for AllianceBernstein L.P. and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 34 of the Registration Statement on Form N-1A of AllianceBernstein Municipal Income Fund, Inc. (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 28, 2005.

     (14) Consents of Independent Registered Public Accounting Firms, PricewaterhouseCoopers LLP and Ernst & Young LLP - Filed herewith.

     (15) Not applicable.

     (16) Powers of Attorney for: Ruth Block, David H. Dievler, John H. Dobkin, Michael J. Downey, William H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Marc O. Mayer and Marshall C. Turner, Jr. - Filed herewith.

     (17) Not applicable.

ITEM 17. Undertakings

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Acquisition described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, on the 9th day of August, 2006.

                                              ALLIANCEBERNSTEIN LARGE CAP GROWTH
                                              FUND, INC.


                                              By: Marc O. Mayer*
                                              ------------------
                                                  Marc O. Mayer
                                                  President

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                                 Title                       Date
---------                                 -----                       ----

1.  Principal Executive Officer:

    Marc O. Mayer*                 President and Chief           August 9, 2006
                                   Executive Officer

2.  Principal Financial and
    Accounting Officer:


    /s/ Joseph J. Mantineo         Treasurer and                 August 9, 2006
    ----------------------         Chief Financial Officer
        Joseph J. Mantineo

3.  All Directors
    -------------

    Ruth Block*
    David H. Dievler*
    John H. Dobkin*
    Michael J. Downey*
    William H. Foulk, Jr.*
    D. James Guzy*
    Nancy P. Jacklin*
    Marc O. Mayer*
    Marshall C. Turner, Jr.*


*By:/s/ Andrew L. Gangolf                                        August 9, 2006
        -----------------
        Andrew L. Gangolf
        (Attorney-in-fact)

                                Index to Exhibits
                                -----------------

Exhibit No.         Description of Exhibits
-----------         -----------------------

(2)                 Amended and Restated Bylaws

(11)                Opinion and Consent of Seward & Kissel LLP

(14)                Consents of Independent Registered Public Accounting Firms

(16)                Powers of Attorney

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